SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                      RELATING THE GRANTOR TRUST AGREEMENT

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 22, 2006

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                          333-132232                     30-0183252
------------------------------------      ----------------------        ---------------------------
   (State or Other Jurisdiction                (Commission                 (I.R.S. Employer
         of Incorporation)                    File Number)                Identification No.)

383 MADISON AVENUE                                                               10179
NEW YORK, NEW YORK
------------------------------------                                    ---------------------------
       (Address of Principal                                                  (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Grantor Trust Agreement, dated as of August 1, 2006, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

         2. Swap Agreement, dated September 5, 2006, between Structured Asset Mortgage Investments II Grantor Trust 2006-AR7 and Wells Fargo Bank, National Association.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By: /s/ Baron Silverstein
    ---------------------
Name: Baron Silverstein
Title: Vice President

Dated:  September 22, 2006

                                  EXHIBIT INDEX


Exhibit       Item 601 (a) of        Sequentially                      Page
Number        Regulation S-K         Numbered
              Exhibit No.            Description

1             4                      Grantor Trust Agreement            4
                                     Swap Agreement

                                                                  Execution Copy


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                  as DEPOSITOR,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                    as PAYING AGENT and CERTIFICATE REGISTRAR

                                       and

                           JPMORGAN CHASE BANK, N.A.,

                               as GRANTOR TRUSTEE








                             GRANTOR TRUST AGREEMENT

                          Dated as of September 5, 2006



             Structured Asset Mortgage Investments II Grantor Trust
                       Mortgage Pass-Through Certificates
                                 Series 2006-AR7

                                        TABLE OF CONTENTS
                                                                                                Page

ARTICLE I Definitions............................................................................1
ARTICLE II Conveyance of Underlying Certificates; Original Issuance of Certificates..............8
   Section 2.01   CONVEYANCE OF UNDERLYING CERTIFICATES TO GRANTOR TRUSTEE.......................8
   Section 2.02   ACCEPTANCE BY CERTIFICATE REGISTRAR............................................9
   Section 2.03   SWAP AGREEMENT.................................................................9
   Section 2.04   REPRESENTATIONS AND WARRANTIES CONCERNING THE DEPOSITOR........................9
ARTICLE III Accounts............................................................................11
   Section 3.01   DISTRIBUTION ACCOUNT..........................................................11
   Section 3.02   PERMITTED WITHDRAWALS AND TRANSFERS FROM THE DISTRIBUTION ACCOUNT.............11
ARTICLE IV        Certificates..................................................................12
   Section 4.01   CERTIFICATES..................................................................12
   Section 4.02   MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.............................15
   Section 4.03   PERSONS DEEMED OWNERS.........................................................15
   Section 4.04   ERISA RESTRICTIONS............................................................15
   Section 4.05   APPOINTMENT OF CERTIFICATE REGISTRAR AND PAYING AGENT.........................16
ARTICLE V         Payments to Certificateholders................................................17
   Section 5.01   DISTRIBUTIONS ON THE CERTIFICATES.............................................17
   Section 5.02   ALLOCATION OF LOSSES..........................................................17
   Section 5.03   PAYMENTS......................................................................18
   Section 5.04   STATEMENTS TO CERTIFICATEHOLDERS..............................................18
ARTICLE VI Indemnification......................................................................20
   Section 6.01   INDEMNIFICATION OF THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE
                      CERTIFICATE REGISTRAR.....................................................20
ARTICLE VII  Concerning the Grantor Trustee, the Paying Agent and the Certificate Registrar.....21
   Section 7.01   DUTIES OF THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR.21
   Section 7.02   CERTAIN MATTERS AFFECTING THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE
                      CERTIFICATE REGISTRAR.....................................................22
   Section 7.03   GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE REGISTRAR NOT LIABLE FOR
                      CERTIFICATES OR  MORTGAGE LOANS...........................................24
   Section 7.04   GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE REGISTRAR MAY OWN CERTIFICATES..24
   Section 7.05   EXPENSES......................................................................24
   Section 7.06   ELIGIBILITY REQUIREMENTS FOR GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE
                      REGISTRAR.................................................................25
   Section 7.07   INSURANCE.....................................................................25



                                       i


                                                                                                        Page

   Section 7.08   RESIGNATION AND REMOVAL OF THE GRANTOR TRUSTEE, THE PAYING AGENT OR
                      THE CERTIFICATE REGISTRAR.................................................25
   Section 7.09   SUCCESSOR GRANTOR TRUSTEE, SUCCESSOR PAYING AGENT AND SUCCESSOR
                      CERTIFICATE REGISTRAR.....................................................26
   Section 7.10   MERGER OR CONSOLIDATION OF GRANTOR TRUSTEE, PAYING AGENT
                      OR CERTIFICATE REGISTRAR..................................................27
   Section 7.11   APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE GRANTOR TRUSTEE.................27
   Section 7.12   FEDERAL INFORMATION RETURNS AND REPORTS TO CERTIFICATEHOLDERS; GRANTOR
                      TRUST ADMINISTRATION......................................................28
ARTICLE VIII Termination........................................................................30
   Section 8.01 TERMINATION UPON REPURCHASE BY THE DEPOSITOR OR ITS DESIGNEE OR
                      LIQUIDATION OF THE MORTGAGE LOANS.........................................30
ARTICLE IX        Miscellaneous Provisions......................................................31
   Section 9.01 INTENT OF PARTIES...............................................................31
   Section 9.02 ACTION UNDER UNDERLYING DOCUMENTS...............................................31
   Section 9.03 AMENDMENT.......................................................................31
   Section 9.04 RECORDATION OF AGREEMENT........................................................32
   Section 9.05 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS......................................32
   Section 9.06 ACTS OF CERTIFICATEHOLDERS......................................................33
   Section 9.07 GOVERNING LAW...................................................................34
   Section 9.08 NOTICES.........................................................................34
   Section 9.09 SEVERABILITY OF PROVISIONS......................................................35
   Section 9.10 SUCCESSORS AND ASSIGNS..........................................................35
   Section 9.11 ARTICLE AND SECTION HEADINGS....................................................35
   Section 9.12 COUNTERPARTS....................................................................35
   Section 9.13 NOTICE TO RATING AGENCIES.......................................................35
   Section 9.14 ENFORCEMENT OF RIGHTS...........................................................35

                                    EXHIBITS

Exhibit A - Form of Class A-1B and A-2B Certificates
Exhibit B - Copies of Underlying Certificates
Exhibit C - Swap Agreement
Exhibit D - Underlying Pooling and Servicing Agreement

                             GRANTOR TRUST AGREEMENT

         Grantor Trust Agreement, dated September 5, 2006, among Structured Asset Mortgage Investments II Inc., a Delaware corporation, as depositor (the "Depositor"), Wells Fargo Bank, National Association, as paying agent (in such capacity, the "Paying Agent") and certificate registrar (in such capacity, the "Certificate Registrar"), and JPMorgan Chase Bank, N.A., not in its individual capacity but solely as grantor trustee (the "Grantor Trustee").

                              PRELIMINARY STATEMENT

         On the Closing Date, the Depositor will acquire the Underlying Certificates. On the Closing Date, the Depositor will transfer the Underlying Certificates and receive the Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

         The Grantor Trustee on behalf of the Trust shall make an election for the assets constituting the Trust Fund to be treated for federal income tax purposes as a grantor trust.

         In consideration of the mutual agreements herein contained, the Depositor, the Paying Agent, the Certificate Registrar and the Grantor Trustee agree as follows:

                                   ARTICLE I

                                  Definitions

         Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Underlying Pooling and Servicing Agreement.

         Additional Swap Counterparty Payments: With respect to any Distribution Date, any termination payments to be made to the Swap Counterparty pursuant to the terms of the Swap Agreement as a result of a Swap Counterparty Default, as calculated by the Swap Counterparty and reported to the Paying Agent.

         Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Grantor Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Grantor Trustee has actual knowledge to the contrary.

         Agreement: This Grantor Trust Agreement and all amendments hereof and supplements hereto.

         Assumed Final Distribution Date: August 25, 2036, or if such day is not a Business Day, the next succeeding Business Day.

         Available Funds: With respect to any Distribution Date, the sum of (i) any payments received by the Paying Agent with respect to the Underlying Certificates and (ii) any payments received by the Paying Agent from or with respect to the Swap Counterparty, the Certificates or the Swap Agreement, following the payment of amounts to reimburse the Grantor Trustee, the Paying Agent and the Certificate Registrar for their reimbursable expenses as set forth herein.

         Bankruptcy Code: The United States Bankruptcy Code, as amended as codified in 11 U.S.C. ss.ss. 101-1330.

         Book-Entry Certificates:  The Certificates.

         Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Grantor Trustee, the Master Servicer, any Servicer or the Securities Administrator are authorized or obligated by law or executive order to be closed.

         Certificate: Any Class A-1B or A-2B Certificate evidencing a beneficial ownership interest in the Trust Fund signed by the Grantor Trustee and countersigned by the Certificate Registrar in substantially the form annexed hereto as Exhibit A, with the blanks therein appropriately completed.

         Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of DTC or its nominee.

         Certificate Principal Balance: With respect to any Certificate as of any Distribution Date, the initial principal amount of such Certificate on the Closing Date, reduced by (i) all amounts allocable to principal previously distributed with respect to such Certificate and (ii) the principal portion of all Underlying Realized Losses allocated prior to such Distribution Date to such Certificate (indirectly, through the Underlying Certificates). With respect to the Certificates in the aggregate, the Certificate Principal Balance thereof will equal the sum of the Certificate Principal Balances of all Certificates.

         Certificate Register:  The register maintained pursuant to Section
4.02.

         Certificate Registrar: Wells Fargo Bank, National Association, or its successor in interest, or any successor certificate registrar appointed as herein provided.

         Certificateholder:  A Holder of a Certificate.

         Class:  With respect to the Certificates, A-1B and A-2B.

         Closing Date:  September 5, 2006.

         Code:  The Internal Revenue Code of 1986, as amended.

         Corporate Trust Office: With respect to the Certificate Registrar and the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 44579, Attention: Corporate Trust, SAMI II Series 2006-AR7, and for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045),
Attention: Corporate Trust, SAMI II Series 2006-AR7.

         Cut-Off Date:  August 1, 2006.

         Depositor: Structured Asset Mortgage Investments II Inc., a Delaware corporation, or its successors in interest.

         Distribution Account: The trust account or accounts created and maintained pursuant to Section 3.01, which shall be denominated "Wells Fargo Bank, National Association, as Paying Agent for the benefit of the holders of Structured Asset Mortgage Investments II
Trust 2006-AR7, Structured Asset Mortgage Investments II Grantor Trust, Mortgage Pass-Through Certificates, Series 2006-AR7 - Grantor Trust Distribution Account."

         Distribution Date: The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

         DTC: The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

         DTC Agreement: The meaning specified in Subsection 4.01(a) hereof.

         DTC Custodian: The Certificate Registrar, or its successor in interest as custodian for DTC.

         DTC Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time DTC effects book-entry transfers and pledges of securities deposited with DTC.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association) or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Fractional Undivided Interest: With respect to the Certificates, the fractional undivided interest evidenced by any Certificate, the numerator of which is the Certificate Principal Balance of such Certificate and the denominator of which is the aggregate Certificate Principal Balances of all such Certificates.

         Freddie Mac: Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or any successor thereto.

         Grantor Trustee: JPMorgan Chase Bank, N.A., or its successor in interest, or any successor grantor trustee appointed as herein provided.

         Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Subsections 9.03(b) and 9.06(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Paying Agent, the Certificate Registrar or the Grantor Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

         Indemnified Persons: The Paying Agent, the Certificate Registrar, the Grantor Trustee and their respective officers, directors, agents and employees and any separate grantor trustee or co-grantor trustee and their respective officers, directors, agents and employees.

         Independent: When used with respect to any specified Person, this term means that such Person (a) is in fact independent of the Depositor and of any Affiliate of the Depositor, (b) does not have any direct financial interest or any material indirect financial interest in the Depositor or any Affiliate of the

Depositor and (c) is not connected with the Depositor or any Affiliate of the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Interest Accrual Period: With respect to the Certificates, the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date.

         Interest Distribution Amount: For the Certificates and any Distribution Date, the interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Certificate Principal Balance of the Certificates immediately prior to such Distribution Date, less any Underlying Interest Shortfall allocated thereto in accordance with this Agreement (as a result of any Underlying Interest Shortfalls allocated to the Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement). Interest on the Certificates shall be calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         LIBOR: LIBOR as determined by the Underlying Securities Administrator pursuant to the Underlying Pooling and Servicing Agreement.

         Moody's:  Moody's Investors Service, Inc. or its successor in interest.

         One-Month LIBOR: One-Month LIBOR as determined by the Underlying Securities Administrator pursuant to the Underlying Pooling and Servicing Agreement.

         Opinion of Counsel: A written opinion of counsel who is or are acceptable to the Grantor Trustee and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for the Depositor.

         Optional Termination Date: Any Distribution Date on or after which the Scheduled Principal Balance (as such term is defined in the Underlying Pooling and Servicing Agreement, and before giving effect to distributions to be made on such Distribution Date) of the Underlying Mortgage Loans is less than or equal to 10% of the Cut-off Date Balance (as such term is defined in the Underlying Pooling and Servicing Agreement)..

         Pass-Through Rate: With respect to the Certificates and any Distribution Date, One-Month LIBOR plus 0.120% per annum, in the case of the Class A-1B Certificates, and One-Month LIBOR plus 0.150% per annum, in the case of the Class A-2B Certificates, calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         Paying Agent. Wells Fargo Bank, National Association, or its successor-in-interest, or any successor paying agent appointed as herein provided.

         Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Rating Agencies:  S&P and Moody's.

         Record Date: With respect to the Certificates, the Business Day preceding the applicable Distribution Date.

         Responsible Officer: Any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

         S&P: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., and its successor in interest.

         Swap Agreement: The ISDA Master Agreement and Confirmation, dated the Closing Date, between the Swap Counterparty and the Grantor Trustee.

         Swap Counterparty: Bear Stearns Capital Markets, Inc., or any successor swap counterparty appointed in accordance with the Swap Agreement.

         Swap Counterparty Default: A Swap Early Termination where the Swap Counterparty is either the Defaulting Party or the Affected Party (each as defined in the Swap Agreement).

         Swap Counterparty Payment: An amount on a Distribution Date, as calculated by the Swap Counterparty and reported to the Securities Administrator, equal to the sum of:

                  (i) the product of the aggregate Certificate Principal Balance of the Underlying Certificates as of the close of business on the Distribution Date immediately prior to the related Distribution Date and 0.085% per annum (calculated on the basis of a 360-day year consisting of twelve 30-day months for an interest accrual period relating to the Underlying Certificates);

                  (ii) any Basis Risk Shortfall Carry Forward Amount paid to the Underlying Certificates from the Basis Risk Reserve Fund on the related Distribution Date;

                  (iii) the sum of (x) amounts paid to the Underlying Certificates on such Distribution Date in respect of Net Deferred Interest allocated to the Underlying Certificates on prior Distribution Dates, and (y) the product of (a) the aggregate Net Deferred Interest allocated to the Underlying Certificates prior to such Distribution Date and unpaid as of such Distribution Date and (b) the Pass-Through Rate for the Underlying Certificates; and

                  (iv) the amount of any amounts payable to the Underlying Certificates under the related Cap Contract on such Distribution Date.

         Swap Early Termination: An early termination of the Swap Agreement in connection with either a default by the Swap Counterparty or the Grantor Trust or the occurrence of a termination event under the Swap Agreement.

         Swap Grantor Trust Payment: An amount, as calculated by the Swap Counterparty and reported to the Securities Administrator, equal to interest accrued (calculated on the basis of a 360-day year consisting of twelve 30-day months for an interest accrual period relating to the Underlying Certificates), on the balance equal to the Certificate Principal Balance of the Underlying Certificates as of the close of business on the Distribution Date immediately prior to the related Distribution Date, at a rate equal to the following:

                  (i) if (A) each of (1) 10.50% per annum and (2) One-Month LIBOR plus 0.120% per annum, in the case of the Class A-1B Certificates, and 0.150% per annum, in the case of the Class A-2B Certificates, as applicable, exceeds (B) the weighted average of the net rates on the mortgage loans, then the rate shall equal the related excess of (A)(2) over (B); and

                  (ii) if each of the weighted average of the net rates on the mortgage loans and One-Month LIBOR plus 0.120% per annum, in the case of the Grantor Trust Class A-1B Certificates, and 0.150% per annum, in the case of the Class A-2B Certificates, as applicable, exceeds 10.50% per annum, then the rate shall equal the excess of (X) One-Month LIBOR plus 0.120% per annum, in the case of the Class A-1B Certificates, and 0.150% per annum, in the case of the Grantor Trust Class A-2B Certificates, as applicable, over (Y) 10.50% per annum.

         Swap Net Payment: An amount, as of any Distribution Date, equal to the difference between the Swap Counterparty Payment on the related Distribution Date and the Swap Grantor Trust Payment on the related Distribution Date and which is payable on the related Distribution Date (i) by the Swap Counterparty to the Grantor Trust if the related Swap Grantor Trust Payment is greater than the related Swap Counterparty Payment or (ii) by the Grantor Trust to the Swap Counterparty if the related Swap Counterparty Payment is greater than the related Swap Grantor Trust Payment.

           Swap Termination Event: A default by the Swap Counterparty of its obligations under the Swap Agreement.

           Swap Termination Payment: Amounts payable to the Swap Counterparty (other than Additional Swap Counterparty Payments) in connection with a Swap Early Termination pursuant to Section 6(e) of the ISDA Master Agreement as provided in the Swap Agreement.

         Trust Fund or Trust: The corpus of the trust created by this Agreement, consisting of the Underlying Certificates, the Swap Agreement and the other assets described in Section 2.01.

         Underlying Certificate Registrar: Wells Fargo Bank, National Association, as certificate registrar under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor certificate registrar appointed as provided in the Underlying Pooling and Servicing Agreement.

         Underlying Certificates: The Class A-1B and Class A-2B Certificates issued pursuant to the Underlying Pooling and Servicing Agreement.

         Underlying Certificates Remittance Report: The remittance report provided to the Holders of the Underlying Certificates in accordance with
Section 6.04 of the Underlying Pooling and Servicing Agreement.

         Underlying Interest Shortfalls: Any Net Interest Shortfall and shortfalls resulting from the application of the Relief Act and Net Deferred Interest (as each such term is defined in the Underlying Pooling and Servicing Agreement) allocated to the Underlying Certificates pursuant to Section 6.01(a)(i) of the Underlying Pooling and Servicing Agreement.

         Underlying Mortgage Loans: The mortgage loans deposited into the Underlying Trust created by the Underlying Pooling and Servicing Agreement.

         Underlying Paying Agent: Wells Fargo Bank, National Association, as paying agent under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor paying agent appointed as provided in the Underlying Pooling and Servicing Agreement.

         Underlying Pooling and Servicing Agreement: The Pooling and Servicing Agreement dated as of August 1, 2006, attached hereto as Exhibit D.

         Underlying Realized Losses: Any Realized Losses on the Mortgage Loans allocated to the Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement.

         Underlying Securities Administrator: Wells Fargo Bank, National Association, as securities administrator under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor securities administrator appointed as provided in the Underlying Pooling and Servicing Agreement.

         Underlying Trust: The corpus of the trust created by the Underlying Pooling and Servicing Agreement.

         Underlying Trustee: JPMorgan Chase Bank, N.A., as trustee under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor trustee appointed as provided in the Underlying Pooling and Servicing Agreement.

                                   ARTICLE II

                     Conveyance of Underlying Certificates;
                        Original Issuance of Certificates

         Section 2.01 CONVEYANCE OF UNDERLYING CERTIFICATES TO GRANTOR TRUSTEE. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey and assign to the Grantor Trustee, in trust, for the use and benefit of the Certificateholders, (i) all the right, title and interest of the Depositor in and to the Underlying Certificates, (ii) all distributions on the Underlying Certificates after the Closing Date and (iii) all other assets constituting the Trust Fund.

         In connection with such transfer and assignment, the Depositor is causing the delivery of the Underlying Certificates to the Grantor Trustee, or the Custodian as its agent.

         It is intended by the Depositor that the conveyance of the Depositor's right, title and interest in and to the Underlying Certificates and all other assets constituting the Trust Fund pursuant to this Agreement shall constitute, and be construed as, an absolute sale of the Underlying Certificates and the other assets constituting the Trust Fund by the Depositor to the Grantor Trustee for the benefit of the Certificateholders. Furthermore, it is not intended by the Depositor that such conveyance be deemed a pledge of the Underlying Certificates and the other assets constituting the Trust Fund by the Depositor to the Grantor Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Underlying Certificates and the other assets constituting the Trust Fund are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Underlying Certificates and the other assets constituting the Trust Fund, then it is intended by the Depositor as follows: (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor to the Grantor Trustee of a security interest in all of the Depositor's right, title and interest in and to the Underlying Certificates, and all amounts payable to the holders of the Underlying Certificates and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Distribution Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Grantor Trustee (or its agent, providing that the agent authenticates a record acknowledging that it holds possession for the benefit of the Grantor Trustee) of the Underlying Certificates and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-313 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Grantor Trustee for the purpose of perfecting such security interest under applicable law. It is also intended that the Trust Fund be classified (for Federal tax purposes) as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code, of which the Certificateholders are owners, rather than as an association taxable as a corporation. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

         Section 2.02 ACCEPTANCE BY CERTIFICATE REGISTRAR. The Certificate Registrar hereby acknowledges the receipt by it of the Underlying Certificates and declares that it holds and will hold such Underlying Certificates and all other assets and documents included in the Trust Fund, in trust, upon the trusts herein set forth, for the exclusive use and benefit of all present and future Certificateholders in accordance with the terms of this Agreement.

         Section 2.03 SWAP AGREEMENT. On the Closing Date, the Grantor Trustee shall enter into the Swap Agreement with the Swap Counterparty.

         Section 2.04 REPRESENTATIONS AND WARRANTIES CONCERNING THE DEPOSITOR. The Depositor hereby represents and warrants to the Grantor Trustee as follows:

                  (i) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Depositor's business as presently conducted or on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (ii) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (iii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (iv) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

                  (v) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will, if determined adversely to the Depositor, materially and adversely affect the Depositor's ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (vii) immediately prior to the transfer and assignment to the Paying Agent, each Underlying Certificate was not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Underlying Certificate to the Grantor Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

                                  ARTICLE III

                                    Accounts

         Section 3.01 DISTRIBUTION ACCOUNT.

         (a) The Paying Agent shall establish and maintain in the name of the Paying Agent, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts. The Paying Agent will deposit in the Distribution Account any amounts paid to the Grantor Trust by the Underlying Trust to or with respect to the Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement and any amounts paid to the Grantor Trust pursuant to the Swap Agreement.

         (b) All amounts deposited to the Distribution Account shall be held by the Paying Agent in the name of the Paying Agent in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

         (c) The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Paying Agent and held by the Paying Agent in trust in its Corporate Trust Office, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Paying Agent (whether made directly, or indirectly through a liquidator or receiver of the Paying Agent). The amount at any time credited to the Distribution Account shall be uninvested.

         Section 3.02 PERMITTED WITHDRAWALS AND TRANSFERS FROM THE DISTRIBUTION ACCOUNT.

         (a) The Paying Agent may clear and terminate the Distribution Account pursuant to Section 8.01(d) and remove amounts from time to time deposited in error into the Distribution Account.

         (b) On an ongoing basis, the Paying Agent shall withdraw from the Distribution Account any expenses, disbursements and advances recoverable by the Grantor Trustee, the Paying Agent and the Certificate Registrar pursuant to
Section 7.05 and any amounts payable as indemnification pursuant to Section
6.01.

         (c) On each Distribution Date, the Paying Agent shall pay the amount distributable to the Swap Counterparty and the Holders of the Certificates in accordance with Section 5.01 from Available Funds in the Distribution Account.

                                   ARTICLE IV

                                  Certificates

         Section 4.01 CERTIFICATES.

         (a) DTC and the Depositor have entered into a Depository Agreement dated as of September 5, 2006 (the "DTC Agreement"). The Certificates shall at all times remain registered in the name of DTC or its nominee and at all times:
(i) registration of such Certificates may not be transferred by the Certificate Registrar except to a successor to DTC; (ii) ownership and transfers of registration of such Certificates on the books of DTC shall be governed by applicable rules established by DTC; (iii) DTC may collect its usual and customary fees, charges and expenses from its DTC Participants; (iv) the Certificate Registrar shall deal with DTC as representative of the Certificate Owners for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for, and votes of, such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Paying Agent, the Grantor Trustee and the Certificate Registrar may rely and shall be fully protected in relying upon information furnished by DTC with respect to its DTC Participants.

         All transfers by Certificate Owners of the Book-Entry Certificates shall be made in accordance with the procedures established by the DTC Participant or brokerage firm representing such Certificate Owners. Each DTC Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with DTC's normal procedures.

         (b) If (i)(A) the Depositor advises the Certificate Registrar in writing that DTC is no longer willing or able to properly discharge its responsibilities under the DTC Agreement and (B) the Certificate Registrar or the Depositor is unable to locate a qualified successor within 30 days thereafter or (ii) the Depositor at its option advises the Certificate Registrar in writing that it elects to terminate the book-entry system through DTC, the Certificate Registrar shall request that DTC notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Certificates by DTC, accompanied by registration instructions from DTC for registration, the Grantor Trustee shall issue and sign, and the Certificate Registrar shall countersign, the definitive Certificates. Neither of the Depositor, the Paying Agent, the Certificate Registrar nor the Grantor Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

         (c) The Certificates shall have the following designation and initial principal amount:

         Designation                       Initial Principal Amount
         ---------------------------------------------------------------------

         A-1B                              $373,160,000
         ---------------------------------------------------------------------

         A-2B                              $100,000,000

         The Certificates shall have the Pass-Through Rate as defined herein.

         (d) With respect to each Distribution Date, the Certificates shall accrue interest during the related Interest Accrual Period. Interest on the Certificates shall be calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period, based upon the Pass-Through Rate set forth above and the Certificate Principal Balance of the Certificates applicable to such Distribution Date.

         (e) The Certificates shall be substantially in the form set forth in Exhibit A. On original issuance, the Grantor Trustee shall sign the Certificates, and the Certificate Registrar shall countersign the Certificates, and the Certificate Registrar shall deliver the Certificates at the direction of the Depositor. Pending the preparation of definitive Certificates, the Grantor Trustee may sign, and the Certificate Registrar may countersign, temporary Certificates that are printed, lithographed or typewritten, in authorized denominations, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office of the Certificate Registrar, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Grantor Trustee shall sign, and the Certificate Registrar shall countersign, and the Certificate Registrar shall deliver in exchange therefor, a like aggregate principal amount, in authorized denominations, of definitive Certificates. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

         (f) The Book-Entry Certificates will be registered as a single Certificate held by a nominee of DTC or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of DTC in minimum denominations of $1,000 and increments of $1.00 in excess thereof. On the Closing Date, the Grantor Trustee shall execute the Certificate, and the Certificate Registrar shall countersign the Certificate, in the entire Certificate Principal Balance of the Certificates. The Grantor Trustee shall sign, and the Certificate Registrar shall countersign, the Certificates by facsimile or manual signature on behalf of the Grantor Trustee or the Certificate Registrar, as applicable, by one of its authorized signatories, who shall be a Responsible Officer of the Grantor Trustee or the Certificate Registrar, as applicable, or its agent. A Certificate bearing the manual or facsimile signature of an individual who was an authorized signatory of the Grantor Trustee or the Certificate Registrar, as applicable, or its agent at the time of issuance shall bind the Grantor Trustee or the Certificate Registrar, as applicable, notwithstanding that such individual has ceased to hold such position prior to the delivery of such Certificate.

         (g) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Certificate Registrar, or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

         Section 4.02 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

         (a)    The Certificate Registrar shall maintain at its Corporate
Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         (b) Subject to Subsection 4.01(a), upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose, the Grantor Trustee shall sign, and the Certificate Registrar shall countersign, and the Certificate Registrar shall deliver, in the name of the designated transferee or transferees, a new Certificate of a like aggregate Fractional Undivided Interest, but bearing a different number.

         (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Depositor as indicated to the Certificate Registrar in writing. Whenever any Certificates are so surrendered for exchange, the Grantor Trustee shall sign, and the Certificate Registrar shall countersign, and the Certificate Registrar shall deliver, the Certificates which the Certificateholder making the exchange is entitled to receive.

         (d) If either the Grantor Trustee or the Certificate Registrar so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Grantor Trustee or the Certificate Registrar, as applicable duly executed by the holder thereof or his or her attorney duly authorized in writing.

         (e) No service charge shall be made for any transfer or exchange of Certificates, but the Certificate Registrar, the Grantor Trustee and the Paying Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (f) The Certificate Registrar shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Securities Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

         (g) The following legend shall be placed on the Certificates, whether upon original issuance or upon issuance of any other Certificate in exchange therefor or upon transfer thereof:

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE, THE CERTIFICATE REGISTRAR AND THE PAYING AGENT WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE PAYING AGENT, THE CERTIFICATE REGISTRAR, THE DEPOSITOR AND THE UNDERLYING SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY AND THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE PAYING AGENT, THE CERTIFICATE REGISTRAR AND THE UNDERLYING SECURITIES ADMINISTRATOR, THAT THE PURCHASE OF THE CLASS A-1B AND CLASS A-2B CERTIFICATES ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY

         OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER,
         THE UNDERLYING SECURITIES ADMINISTRATOR, THE UNDERLYING TRUSTEE, THE PAYING AGENT, THE CERTIFICATE REGISTRAR OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

         THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

         Section 4.02 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

         (a) If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar such security or indemnity as it may require to save it harmless, and (iii) the Grantor Trustee, the Paying Agent or the Certificate Registrar has not received notice that such Certificate has been acquired by a third Person, the Grantor Trustee shall sign, and the Certificate Registrar shall countersign, and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Certificate Registrar and shall be of no further effect and evidence no rights.

         (b) Upon the issuance of any new Certificate under this Section 4.03, the Grantor Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Grantor Trustee, the Paying Agent and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section
4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 4.03 PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever. Neither the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar nor any agent of the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

         Section 4.04 ERISA RESTRICTIONS.

         (a) Subject to the provisions of subsection (b), no Certificates may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and
Section 4975 of the Code, unless the proposed transferee provides the Grantor Trustee, the Paying Agent and the Certificate Registrar with an Opinion of Counsel addressed to the Grantor Trustee, the Master Servicer, the Paying Agent, the Certificate Registrar and the Underlying Securities Administrator (and upon which they may rely) which is satisfactory to the Grantor Trustee, the Master Servicer, the Underlying Securities Administrator, the Paying Agent and the Certificate Registrar, which opinion will not be at the expense of the Grantor Trustee, the Master Servicer, the Paying Agent, the Certificate Registrar or the Underlying Securities Administrator, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Underlying Securities Administrator, the Underlying Trustee, the Paying Agent, the Certificate Registrar or the Grantor Trustee to any obligation in addition to those undertaken in the Underlying Pooling and Servicing Agreement.

         (b) Any Person acquiring an interest in a Certificate, by acquisition of such Certificate, shall be deemed to have represented to the Grantor Trustee, the Paying Agent and the Certificate Registrar that either: (i) it is not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, or (ii) the transfer and/or holding of an interest in such Certificate to that Person and the subsequent servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption ("PTE"), including, but not limited to, PTE 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (II) will not subject the Depositor, the Master Servicer, the Underlying Securities Administrator, the Underlying Trustee, the Paying Agent, the Certificate Registrar or the Grantor Trustee to any obligation in addition to those undertaken in the Underlying Pooling and Servicing Agreement. None of the Grantor Trustee, the Certificate Registrar or the Paying Agent will be required to monitor, determine or inquire as to compliance with the foregoing transfer restrictions and none of such Persons shall have any liability for the transfer of any Book-Entry Certificates made in violation of the transfer restrictions set forth herein.

         Section 4.05 APPOINTMENT OF CERTIFICATE REGISTRAR AND PAYING AGENT.

         Wells Fargo Bank, National Association shall act as the initial Certificate Registrar and the initial Paying Agent. Each of the Certificate Registrar and the Paying Agent may resign or be removed, and a successor Certificate Registrar or successor Paying Agent, as applicable, may be appointed, as set forth in Article VII.

                                   ARTICLE V

                         Payments to Certificateholders

         Section 5.01 DISTRIBUTIONS ON THE CERTIFICATES.

         (a) Interest and principal on the Certificates will be distributed monthly on each Distribution Date, commencing in September 2006, in an aggregate amount equal to the Available Funds for such Distribution Date. On each Distribution Date, the Available Funds shall be distributed as follows:

                  (i) FIRST, to the Swap Counterparty, the Swap Counterparty Payment (if any) and any Swap Termination Payments for such Distribution Date;

                  (ii) SECOND, to the extent of remaining Available Funds, to each Class of Certificates, the Interest Distribution Amount for each such Class, pro rata based on the Interest Distribution Amount owed to each such Class such Distribution Date;

                  (iii) THIRD, to the extent of remaining Available Funds, to each Class of Certificates, the Interest Distribution Amount, if any, on each such Class, pro rata based on the Interest Distribution Amount owed to each such Class pursuant to clause SECOND above, and remaining undistributed from previous Distribution Dates;

                  (iv) FOURTH, to the extent of remaining Available Funds, to each Class of Certificates, any principal distributions received from the Underlying Certificates, pro rata, in accordance with their respective Certificate Principal Balances, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of each such Class has been reduced to zero; and

                  (v) FIFTH, to the extent of remaining Available Funds, to the Swap Counterparty, any Additional Swap Counterparty Payments.

         (b) No Interest Distribution Amount will be payable with respect to the Certificates after the Distribution Date on which the Certificate Principal Balance of the Certificates has been reduced to zero.

         Section 5.02 ALLOCATION OF LOSSES.

         (a) On or prior to each Determination Date, the Paying Agent, based solely upon information provided to it and calculations with respect thereto conducted by the Underlying Securities Administrator pursuant to Section
6.04 of the Underlying Pooling and Servicing Agreement, shall determine the amount of any Underlying Realized Losses on the Mortgage Loans to be allocated to the Underlying Certificates (and, correspondingly, to the Certificates).

         (b) With respect to any Certificates on any Distribution Date, the principal portion of each Underlying Realized Loss allocated to the Underlying Certificates (and, correspondingly, to the Certificates) shall be allocated to each Class of Certificates, first, to the Class A-2B Certificates, and thereafter, to the Class A-1B Certificates, sequentially, in that order, in each case until the respective Certificate Principal Balance thereof has been reduced to zero.

         Section 5.03 PAYMENTS.

         (a) On each Distribution Date, other than the final Distribution Date, the Paying Agent shall distribute to each Certificateholder of record on the directly preceding Record Date the Certificateholder's pro rata share (based on the aggregate Fractional Undivided Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Distribution Date to the Certificates, based solely on information provided to the Paying Agent and calculations with respect thereto conducted by the Underlying Securities Administrator and the Swap Counterparty. The Paying Agent shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

         (b) Payment of the above amounts to each Certificateholder shall be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Paying Agent, on or before the fifth Business Day preceding the related Record Date, of written instructions from a Certificateholder, by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of the Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final payment.

         Section 5.04 STATEMENTS TO CERTIFICATEHOLDERS.

         (a) Concurrently with each distribution to Certificateholders, the Paying Agent shall make available via the Paying Agent's internet website as set forth below, all of the information contained in the Underlying Certificates Remittance Report and the following:

                  (i) the respective Pass-Through Rates on each of the Underlying Certificates and the Certificates;

                  (ii) the respective amounts of any interest distributions made to each of the Underlying Certificates and the Certificates;

                  (iii) the respective amounts of any principal distributions made to each of the Underlying Certificates and the Certificates;

                  (iv) the amount of any payments of Basis Risk Shortfall Carry Forward Amounts made by the Basis Risk Reserve Fund to the Underlying Certificates;

                  (v) the amount of any Underlying Realized Loss allocated to the Underlying Certificates;

                  (vi) the amount of any Swap Grantor Trust Payments made to the Swap Counterparty by the Trust; and

                  (vii) the amount of any Swap Counterparty Payments made to the Trust by the Swap Counterparty.

         The Paying Agent may make available each month, to any interested party, the monthly statement to Certificateholders via the Paying Agent's website initially located at www.ctslink.com. Assistance in using the website can be obtained by calling the Paying Agent's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Paying Agent shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Paying Agent shall provide timely and adequate written notification to all parties regarding any such change.

         (b) By April 30 of each year beginning in 2007, the Paying Agent will furnish such report to the Swap Counterparty and each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii), (a)(iii) and
(a)(iv) above with respect to the Certificates, and at the request of the Holders, any other amounts which would enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent to the Swap Counterparty and such Holders pursuant to the requirements of the Code.

                                   ARTICLE VI

                                 Indemnification

         Section 6.01 INDEMNIFICATION OF THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR. The Trust shall indemnify the Indemnified Persons for, and will hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection with, this Agreement, the Swap Agreement and the Certificates, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim other than (i) any loss, liability or expense related to such Indemnified Person's failure to perform such Indemnified Person's duties in strict compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and (ii) any loss, liability or expense incurred by reason of such Indemnified Person's willful misfeasance, bad faith or negligence in the performance or non-performance of duties hereunder or by reason of such Indemnified Person's reckless disregard of obligations and duties hereunder. Any amounts payable to an Indemnified Person as set forth herein shall be paid by the Paying Agent to such Indemnified Person from the Distribution Account. This indemnity shall survive the resignation or removal of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, and the termination of this Agreement.

                                  ARTICLE VII

 Concerning the Grantor Trustee, the Paying Agent and the Certificate Registrar

         Section 7.01 DUTIES OF THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR.

         (a) Each of the Grantor Trustee, the Paying Agent and the Certificate Registrar undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of such Person.

         (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, pursuant to any provision of this Agreement, the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that none of the Paying Agent, the Certificate Registrar or the Grantor Trustee shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

         (c) On each Distribution Date, the Paying Agent shall make monthly distributions and the final distribution to the Certificateholders from Available Funds in the Distribution Account as provided in Section 5.01 herein based on a report prepared by the Underlying Securities Administrator with respect to such distributions.

         (d) No provision of this Agreement shall be construed to relieve the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) The duties and obligations of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall be determined solely by the express provisions of this Agreement, none of the Paying Agent, the Certificate Registrar or the Grantor Trustee shall be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, and, in the absence of bad faith on the part of the Grantor Trustee, the Paying Agent or the Certificate Registrar, the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, and conforming to the requirements of this Agreement;

                  (ii) None of the Paying Agent, the Certificate Registrar or the Grantor Trustee shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, unless it shall be proved that the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, was negligent in ascertaining the pertinent facts;

                  (iii) None of the Paying Agent, the Certificate Registrar or the Grantor Trustee shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, or exercising any trust or other power conferred upon the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, under this Agreement;

                  (iv) The Paying Agent shall not in any way be liable by reason of any insufficiency in the Distribution Account unless it is determined by a court of competent jurisdiction that the Paying Agent's negligence, negligent failure to act or willful misconduct was the primary cause of such insufficiency (except to the extent that the Paying Agent is obligor and has defaulted thereon); and

                  (v) Anything in this Agreement to the contrary notwithstanding, in no event shall the Grantor Trustee, the Paying Agent or the Certificate Registrar be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Grantor Trustee, the Paying Agent or the Certificate Registrar has been advised of the likelihood of such loss or damage and regardless of the form of action.

         None of the Grantor Trustee, the Paying Agent or the Certificate Registrar shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) All funds received by the Paying Agent and required to be deposited in the Distribution Account pursuant to this Agreement will be promptly so deposited by the Paying Agent.

         (f) Except for those actions that the Grantor Trustee, the Paying Agent or the Certificate Registrar is required expressly to take hereunder, none of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

         (g) Each of the parties hereby acknowledges and agrees to facilitate compliance with the provisions of Regulation AB, as set forth in
Section 3.19 of the Underlying Pooling and Servicing Agreement.

         Section 7.02 CERTAIN MATTERS AFFECTING THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR. Except as otherwise provided in Section 7.01:

                  (i) The Grantor Trustee, the Paying Agent and the Certificate Registrar may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of the Depositor, the Master Servicer, the Underlying Securities Administrator or the Underlying Trustee, any certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Grantor Trustee, the Paying Agent and the Certificate Registrar may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

                  (iii) None of the Grantor Trustee, the Paying Agent and the Certificate Registrar shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, and shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Grantor Trustee, the Paying Agent and the Certificate Registrar, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (iv) None of the Grantor Trustee, the Paying Agent and the Certificate Registrar shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) None of the Grantor Trustee, the Paying Agent and the Certificate Registrar shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund and provided that the payment within a reasonable time to the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, reasonably assured to the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, by the security afforded to it by the terms of this Agreement. The Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid pro rata by the Certificateholders requesting the investigation;

                  (vi) The Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, may (to the extent it is authorized hereunder to so execute or perform) execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through its Affiliates, agents or attorneys. The Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall not be liable or responsible for the misconduct or negligence of any agent or attorney of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, appointed hereunder by the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, with due care;

                  (vii) Should the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, deem the nature of any action required on its part, other than a payment or transfer under
         Section 3.02 or Section 5.01, to be unclear, the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, may require prior to such action that it be provided by the Depositor with reasonable further instructions;

                  (viii) The right of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall not be accountable for other than its negligence, bad faith, negligent failure to act or willful misconduct in the performance of any such act; and

                  (ix) None of the Certificate Registrar, the Paying Agent and the Grantor Trustee shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Section 7.07.

         Section 7.03 GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE REGISTRAR NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates (other than the signature of the Grantor Trustee, and the countersignature of the Certificate Registrar, on the Certificates) shall be taken as the statements of the Depositor, and none of the Paying Agent, the Certificate Registrar and the Grantor Trustee shall have any responsibility for their correctness. None of the Certificate Registrar, the Paying Agent and the Grantor Trustee makes any representation as to the validity or sufficiency of the Certificates (other than the signature of the Grantor Trustee, and the countersignature of the Certificate Registrar, on the Certificates). The Grantor Trustee's signature on the Certificates shall be solely in its capacity as Grantor Trustee, and shall not constitute the Certificates an obligation of the Grantor Trustee in any other capacity. The Certificate Registrar's countersignature on the Certificates shall be solely in its capacity as Certificate Registrar, and shall not constitute the Certificates an obligation of the Certificate Registrar in any other capacity. None of the Grantor Trustee, the Paying Agent or the Certificate Registrar shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Underlying Certificates. None of the Grantor Trustee, the Paying Agent or the Certificate Registrar shall be responsible for the legality, sufficiency or validity of this Agreement, the Swap Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance by any Person other than it, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. None of the Grantor Trustee, the Paying Agent or the Certificate Registrar shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement. None of the Grantor Trustee, the Paying Agent or the Certificate Registrar shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

         Section 7.04 GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE REGISTRAR MAY OWN CERTIFICATES. Each of the Grantor Trustee, the Paying Agent and the Certificate Registrar, respectively, in its individual capacity or in any capacity other than as Grantor Trustee, Paying Agent and Certificate Registrar, respectively, hereunder, may become the owner or pledgee of any Certificates with the same rights it would have if it were not Grantor Trustee, Paying Agent and Certificate Registrar, respectively, and may otherwise deal with the parties hereto.

         Section 7.05 EXPENSES. The Grantor Trustee, the Paying Agent or the Certificate Registrar, and any director, officer, employee or agent of such party, will be entitled to recover from the Distribution Account pursuant to
Section 3.02(b) all reasonable out- of-pocket expenses, disbursements and advances of such party in connection with any event of default or breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by such party in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence, negligent failure to act, or intentional misconduct or which is the responsibility of the

Certificateholders or the Trust Fund hereunder. If funds in the Distribution Account are insufficient therefor, such party shall recover such expenses, disbursements and advances from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

         Section 7.06 ELIGIBILITY REQUIREMENTS FOR GRANTOR TRUSTEE, PAYING AGENT AND CERTIFICATE REGISTRAR. The Grantor Trustee, the Paying Agent and the Certificate Registrar, and any successor Grantor Trustee, successor Paying Agent and successor Certificate Registrar, shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, $50,000,000, subject to supervision or examination by federal or state authority and rated "BBB" or higher by Standard & Poor's and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar other than pursuant to Section 7.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Grantor Trustee, the Paying Agent or the Certificate Registrar publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 7.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Grantor Trustee, the Paying Agent or the Certificate Registrar shall cease to be eligible in accordance with the provisions of this Section 7.06, the Grantor Trustee, the Paying Agent or the Certificate Registrar shall resign immediately in the manner and with the effect specified in Section 7.08.

         Section 7.07 INSURANCE. Each of the Grantor Trustee, the Certificate Registrar and the Paying Agent, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Grantor Trustee, the Certificate Registrar or the Paying Agent as to such party's compliance with this Section 7.07 shall be furnished to any Certificateholder upon reasonable written request.

         Section 7.08 RESIGNATION AND REMOVAL OF THE GRANTOR TRUSTEE, THE PAYING AGENT OR THE CERTIFICATE REGISTRAR.

         (a) Subject to the terms of this Agreement, any of the Grantor Trustee, the Certificate Registrar or the Paying Agent may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Grantor Trustee, Paying Agent or Certificate Registrar, as the case may be, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Grantor Trustee, Paying Agent or Certificate Registrar, as the case may be and the successor Grantor Trustee, Paying Agent or Certificate Registrar, as the case may be. If no successor Grantor Trustee, Paying Agent or Certificate Registrar, as the case may be, shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Grantor Trustee, Paying Agent or Certificate Registrar, as the case may be, may assign its duties and obligations hereunder to a Person who satisfies the requirements of Section 7.06 or may petition any court of competent jurisdiction for the appointment of a successor

Grantor Trustee, Paying Agent or Certificate Registrar, as the case may be. None of the Grantor Trustee, the Paying Agent or the Certificate Registrar may resign hereunder unless it shall also resign as Underlying Trustee, Underlying Paying Agent and Underlying Securities Administrator, or Underlying Certificate Registrar, respectively, under the Underlying Pooling and Servicing Agreement.

         (b) If at any time the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall cease to be eligible in accordance with the provisions of Section 7.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, or of its property shall be appointed, or any public officer shall take charge or control of the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor shall promptly remove the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, and appoint a successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, by written instrument, in triplicate, one copy of which instrument shall be delivered to the Grantor Trustee, the Paying Agent or the Certificate Registrar, as the case may be, so removed and one copy of which instrument shall be delivered to the successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, so appointed.

         (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may at any time remove any of the Grantor Trustee, the Paying Agent or the Certificate Registrar and appoint a successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, by written instrument or instruments, in quadruplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor and such party so removed and one copy of which instrument shall be delivered to the successor so appointed.

         (d) No resignation or removal of any of the Grantor Trustee, the Paying Agent or the Certificate Registrar and appointment of a successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, pursuant to any of the provisions of this Section 7.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, as provided in Section 7.09.

         Section 7.09 SUCCESSOR GRANTOR TRUSTEE, SUCCESSOR PAYING AGENT AND SUCCESSOR CERTIFICATE REGISTRAR.

         (a) Any successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar appointed as provided in Section 7.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor Grantor Trustee, predecessor Paying Agent or predecessor Certificate Registrar, as the case may be, an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Grantor Trustee, predecessor Paying Agent or predecessor Certificate Registrar, as the case may be, shall then become effective and such successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Grantor Trustee, Paying Agent or Certificate Registrar (as the case may be) herein. The predecessor Grantor Trustee, predecessor Paying Agent or predecessor Certificate Registrar, as the case may be, shall, after its receipt of payment of its outstanding fees and expenses, promptly deliver to the successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, all assets and records of the Trust held by it hereunder, and the Depositor and the predecessor Grantor Trustee, predecessor Paying Agent or predecessor Certificate Registrar, as the case may be, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar, as the case may be, all such rights, powers, duties and obligations.

         (b) No successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar shall accept appointment as provided in this
Section 7.09 unless at the time of such acceptance such successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar shall be eligible under the provisions of Section 7.06.

         (c) Upon acceptance of appointment by a successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar as provided in this
Section 7.09, the successor Grantor Trustee, successor Paying Agent or successor Certificate Registrar (as the case may be) shall mail notice of the succession of such Grantor Trustee, successor Paying Agent or successor Certificate Registrar hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies.

         Section 7.10 MERGER OR CONSOLIDATION OF GRANTOR TRUSTEE, PAYING AGENT OR CERTIFICATE REGISTRAR. Any state bank or trust company or national banking association into which the Grantor Trustee, the Paying Agent or the Certificate Registrar may be merged or converted or with which it may be consolidated, or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Grantor Trustee, the Paying Agent or the Certificate Registrar (as the case may be) shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate business of the Grantor Trustee, the Paying Agent or the Certificate Registrar, respectively, shall be the successor of the Grantor Trustee, the Paying Agent or the Certificate Registrar, respectively, hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 7.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 7.11 APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE GRANTOR TRUSTEE.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Depositor and the Grantor Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Grantor Trustee and the Depositor to act as co-grantor trustee or co-grantor trustees, jointly with the Grantor Trustee, or separate grantor trustee or separate grantor trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 7.11, such powers, duties, obligations, rights and trusts as the Depositor and the Grantor Trustee may consider necessary or desirable.

         (b) If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Grantor Trustee shall have the power to make such appointment without any action by or consent of the Depositor.

         (c) No co-grantor trustee or separate grantor trustee hereunder shall be required to meet the terms of eligibility as a successor Grantor Trustee under Section 7.06 hereunder and no notice to Certificateholders of the appointment of co-grantor trustee(s) or separate grantor trustee(s) shall be required under Section 7.08 hereof.

         (d) In the case of any appointment of a co-grantor trustee or separate grantor trustee pursuant to this Section 7.11, all rights, powers, duties and obligations conferred or imposed upon the Grantor Trustee and required to be conferred on such co-grantor trustee shall be conferred or imposed upon and exercised or performed by the Grantor Trustee and such separate grantor trustee or co-grantor trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Grantor Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate grantor trustee or co-grantor trustee at the direction of the Grantor Trustee.

         (e) Any notice, request or other writing given to the Grantor Trustee shall be deemed to have been given to each of the then separate grantor trustees and co-grantor trustees, as effectively as if given to each of them. Every instrument appointing any separate grantor trustee or co-grantor trustee shall refer to this Agreement and the conditions of this Article VII. Each separate grantor trustee and co-grantor trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Grantor Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Grantor Trustee. Every such instrument shall be filed with the Grantor Trustee.

         (f) To the extent not prohibited by law, any separate grantor trustee or co-grantor trustee may, at any time, request the Grantor Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate grantor trustee or co-grantor trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties rights, remedies and trusts shall vest in and be exercised by the Grantor Trustee, to the extent permitted by law, without the appointment of a new or successor Grantor Trustee.

         (g) No grantor trustee under this Agreement shall be personally liable by reason of any act or omission of another grantor trustee under this Agreement. The Depositor and the Grantor Trustee acting jointly may at any time accept the resignation of or remove any separate grantor trustee or co-grantor trustee.

         Section 7.12 FEDERAL INFORMATION RETURNS AND REPORTS TO
CERTIFICATEHOLDERS; GRANTOR TRUST ADMINISTRATION.

         (a) The Underlying Securities Administrator, pursuant to Section 9.12(g) of the Underlying Pooling and Servicing Agreement, shall perform its obligations relating to the Trust in a manner so as to maintain the status of the Trust Fund as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code and not as an association taxable as a corporation, as a taxable mortgage pool, or as a partnership and to prevent the imposition of any federal, state or local income or other tax on the Trust Fund.

         (b) The Underlying Securities Administrator shall furnish or cause to be furnished to holders of the Certificates, and shall file or cause to be filed with the Internal Revenue Service, together with Form 1041 or such other form as may be applicable, such information with respect to the income and deductions of the Trust Fund at the time or times and in the manner required by the Code, including furnishing the Grantor Trustee with such other customary factual information to enable Certificateholders to prepare their tax returns, including information required with respect to computing the accrual of original issue and market discount.

         (c) Notwithstanding any other provisions of this Agreement, the Underlying Securities Administrator shall comply with all federal withholding requirements with respect to payments to Certificateholders. The consent of Certificateholders shall not be required for any such withholding. In the event the Grantor Trustee or Paying Agent, as applicable, based solely on instructions from such Certificateholder or other Person, withholds any amount from any Certificateholder pursuant to federal withholdings requirements, the Grantor Trustee or Paying Agent, as applicable, shall indicate to such Certificateholder the amount so withheld.

         (d) The Underlying Securities Administrator agrees to indemnify the Trust Fund, the Grantor Trustee, the Paying Agent, the Certificate Registrar and the Depositor for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Grantor Trustee, the Paying Agent, the Certificate Registrar or the Depositor as a result of a breach of the Underlying Securities Administrator's obligations set forth in this Section 7.12.

                                  ARTICLE VIII

                                   Termination

         Section 8.01 TERMINATION UPON REPURCHASE BY THE DEPOSITOR OR ITS DESIGNEE OR LIQUIDATION OF THE MORTGAGE LOANS.

         (a) The respective obligations and responsibilities of the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar created hereby, other than the obligation of the Paying Agent to make payments to Certificateholders as hereinafter set forth, shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation of the Underlying Certificates, or any advance with respect thereto.

         (b) In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

         (c) The Paying Agent shall give notice of any termination of the Trust to the Certificateholders, with a copy to the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Certificate Registrar for payment by the Paying Agent of the final distribution and cancellation with respect thereto. Such notice shall be given by letter, mailed not later than the 20th day of the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made by the Paying Agent only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified.

         (d) Upon the presentation and surrender of the Certificates, the Paying Agent shall distribute to the remaining Certificateholders, in accordance with their respective interests and based solely upon information provided to it by the Underlying Securities Administrator and calculations conducted by the Underlying Securities Administrator with respect thereto, all Available Funds remaining in the Distribution Account.

         (e) If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, then the Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If, within six months after the second notice, not all the Certificates shall have been surrendered for cancellation, then the Paying Agent may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

                                   ARTICLE IX

                            Miscellaneous Provisions

         Section 9.01 INTENT OF PARTIES. The parties intend that the Trust Fund shall be treated as a grantor trust for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

         Section 9.02 ACTION UNDER UNDERLYING DOCUMENTS. In the event that there are any matters arising under the Underlying Pooling and Servicing Agreement related to an Underlying Certificate which require the vote or direction of holders of the Underlying Certificates thereunder, the Grantor Trustee, as holder of the Underlying Certificates will vote such Underlying Certificate in accordance with the written instructions received from holders of Certificates evidencing at least 51% of the Fractional Undivided Interest (and to the extent such vote may materially and adversely affect the rights of Swap Counterparty hereunder, with the consent of the Swap Counterparty). In the absence of any such instructions, the Grantor Trustee will not vote such Underlying Certificates.

         Upon written request, the Certificate Registrar as agent for the Grantor Trustee will forward to the Certificateholders copies of any communications received regarding matters arising that require action by holders of the Underlying Certificates.

         Section 9.03 AMENDMENT.

         (a) This Agreement may be amended from time to time by the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar without the consent of the Swap Counterparty (other than with respect to any amendment hereto that materially and adversely affects the rights of the Swap Counterparty hereunder, which amendment shall require the consent of the Swap Counterparty) and without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, (iii) to conform the terms hereof to the disclosure in the Prospectus or the Prospectus Supplement (as each such term is defined in the Underlying Pooling and Servicing Agreement), (iv) to comply with any changes in the Code or (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that, with regard to clauses
(iv) and (v) of this Section 9.03(a), such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement may also be amended from time to time by the Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar, with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (and with respect to any amendment hereto that materially and adversely affects the rights of the Swap Counterparty hereunder, with the consent of the Swap Counterparty), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to be classified as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code, as evidenced by an Opinion of Counsel which shall be provided to the Grantor Trustee other than at the Grantor Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 9.03(b), Certificates registered in the name of or held for the benefit of the Depositor, the Grantor Trustee, the Paying Agent, the Certificate Registrar or any Affiliate thereof or nominee thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

         (c) Promptly after the execution of any such amendment, the Certificate Registrar, acting as agent on behalf of the Grantor Trustee, shall furnish a copy of such amendment or written notification of the substance of such amendment to the Swap Counterparty and each Certificateholder, with a copy to the Rating Agencies.

         (d) In the case of an amendment under Section 9.03(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Grantor Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the parties hereto shall be entitled to receive and rely upon an Opinion of Counsel (other than at the Grantor Trustee's expense) stating that the execution of such amendment is authorized or permitted by this Agreement. The parties hereto may, but shall not be obligated to, enter into any such amendment which affects such parties' respective rights, duties or immunities under this Agreement.

         Section 9.04 RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust and upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

         Section 9.05 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

         (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Depositor or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Grantor Trustee a written notice of a continuing default, as herein provided, (ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund shall have made written request upon the Grantor Trustee to institute such action, suit or proceeding in its own name as Grantor Trustee hereunder and shall have offered to the Grantor Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Grantor Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

         (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 9.05, each and every Certificateholder and the Grantor Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 9.06 ACTS OF CERTIFICATEHOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Grantor Trustee and/or, where it is expressly required by this Agreement, to the Depositor and/or the Paying Agent. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Paying Agent, the Grantor Trustee, the Certificate Registrar and the Depositor, if made in the manner provided in this Section 9.06.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Grantor Trustee deems sufficient.

         (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 4.02 made on a Certificate presented in accordance with
Section 4.04) shall be proved by the Certificate Register, and neither the Grantor Trustee, the Paying Agent, the Certificate Registrar, the Depositor nor any successor to any such parties shall be affected by any notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Grantor Trustee, the Depositor, the Paying Agent, the Certificate Registrar or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

         (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Grantor Trustee, the Paying Agent, the Certificate Registrar, the Depositor or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 9.03(b) and except that, in determining whether the Grantor Trustee, the Paying Agent, the Certificate Registrar and the Depositor and any Affiliate thereof shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which such party knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Grantor Trustee, the Paying Agent, the Certificate Registrar, the Depositor or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Paying Agent the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Grantor Trustee, the Paying Agent, the Certificate Registrar or the Depositor, as the case may be.

         Section 9.07 GOVERNING LAW.

         THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.08 NOTICES.

         All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, Attention: Vice President-Servicing, telecopier number:
(212) 272-7206, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Grantor Trustee, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Worldwide Securities Services/Structured Finance Services, SAMI II Series 2006-AR7, or such other address as may hereafter be furnished to the other parties hereto in writing;
(iii) in the case of the Paying Agent or Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10004, and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York, 10041, Attention: Residential Mortgage Surveillance; or (v) in the case of the Swap Counterparty, 383 Madison Avenue, 7th Floor, New York, New York 10179, Attention: Head of Interest Rate Derivatives. Any notice delivered to the Depositor, the Certificate Registrar, the Paying Agent or the Grantor Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

         Section 9.09 THIRD PARTY RIGHTS. The Swap Counterparty shall be an express third-party beneficiary of this Agreement to the extent of its express rights to receive any payments under this Agreement, and shall have the right to enforce its rights to receive any payments under this Agreement as if it were a party hereto.

         Section 9.10 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         Section 9.11 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         Section 9.12 ARTICLE AND SECTION HEADINGS. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 9.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

         Section 9.14 NOTICE TO RATING AGENCIES. The article and section headings herein are for convenience of reference only, and shall not limited or otherwise affect the meaning hereof. The Paying Agent shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                  (1)      Any material change or amendment to this Agreement;

                  (2) The resignation or termination of the Grantor Trustee, the Paying Agent or the Certificate Registrar under this Agreement;

                  (3)      The final payment to Certificateholders; and

                  (4)      Any change in the location of the Distribution
                           Account.



         Section 9.15 ENFORCEMENT OF RIGHTS

           The Grantor Trustee shall take such action as may be necessary to enforce the rights of the Trust pursuant to the Swap Agreements and, to the extent any Swap Agreement is terminated prior to the Termination Date set forth therein, shall enter into any replacement swap agreement as directed by the Depositor.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Depositor, the Certificate Registrar, the Paying Agent and the Grantor Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     STRUCTURED ASSET MORTGAGE
                                     INVESTMENTS II INC., as Depositor

                                     By: /s/ Baron Silverstein
                                         -------------------------
                                         Name:  Baron Silverstein
                                         Title:  Vice President

                                     JPMORGAN CHASE BANK, N.A.,
                                     not in its individual capacity but
                                     solely as Grantor Trustee

                                     By:  /s/ Peggy L. Remy
                                         -------------------------
                                         Authorized Signatory


                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     as Paying Agent and Certificate Registrar


                                     By:  /s/ Stacey Taylor
                                         -------------------------
                                         Name:  Stacey Taylor
                                         Title: Vice President

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )

         On the 5th day of September, 2006, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   /s/ Michelle Sterling
                                                -------------------------------
                                                       Notary Public

[Notarial Seal]

STATE OF NEW YORK        )
                         )       ss.:
COUNTY OF NEW YORK       )

         On the 5th day of August, 2006, before me, a notary public in and for said State, personally appeared Peggy Remy, known to me to be an Assitant Vice President of JPMorgan Chase Bank, N.A., the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 /s/ Rosita Walters
                                                -------------------------------
                                                       Notary Public

[Notarial Seal]

STATE OF MARYLAND                     )
                                      )       ss.:
COUNTY OF ANNE ARUNDEL                )

         On the 5th day of September, 2006, before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Vice President of Wells Fargo Bank, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  /s/ Joanne K. Stahling
                                                -------------------------------
                                                       Notary Public

[Notarial Seal]

                                    EXHIBIT A

                         FORM OF CLASS A-1B CERTIFICATE

         THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS MADE WITH RESPECT HERETO AND UNDERLYING REALIZED LOSSES ALLOCABLE TO THE UNDERLYING CERTIFICATES. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE GRANTOR TRUSTEE OR THE PAYING AGENT NAMED HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE PAYING AGENT, THE CERTIFICATE REGISTRAR, THE DEPOSITOR AND THE UNDERLYING SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR, THAT THE PURCHASE OF THE CLASS A-1B CERTIFICATES ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE UNDERLYING TRUSTEE, THE PAYING AGENT, THE CERTIFICATE REGISTRAR OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

         THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

Certificate No. __                         Adjustable Pass-Through Rate

Grantor Trust Class A-1B

Date of Grantor Trust Agreement:           Aggregate Initial Certificate
September 5, 2006                          Principal Balance of this
                                           Certificate as of the Cut-off
                                           Date: $373,160,000

Cut-off Date: August 1, 2006

First Distribution Date:                   Initial Certificate Principal
September 25, 2006                         Balance of this Certificate as of
                                           the Cut-off Date: $373,160,000

Assumed Final Distribution Date:           CUSIP: 86361H AB 0
August, 2036


         STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2006-AR7
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2006-AR7

                  evidencing a fractional undivided interest in the distributions allocable to the Grantor Trust Class A-1B Certificates with respect to a Trust Fund consisting primarily of the Underlying Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (the "Depositor"), the Paying Agent, the Certificate Registrar or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental entity or by the Depositor, the Paying Agent, the Certificate Registrar, the Grantor Trustee or any of their respective affiliates or any other person. None of the Depositor, the Master Servicer or the Grantor Trustee nor any of their respective affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") consisting primarily of the Class A-1B Certificates (the "Underlying Certificates") sold by the Depositor. The Trust Fund was created pursuant to the Grantor Trust Agreement, dated as of September 5, 2006 (the "Agreement"), among the Depositor, as depositor, Wells Fargo Bank, National Association, as paying agent (in such capacity, the Paying Agent") and certificate registrar (in such capacity, the "Certificate Registrar") and JPMorgan Chase Bank, N.A., as grantor trustee (the "Grantor Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month immediately following the month of the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Paying Agent in writing, as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Certificate Registrar for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Underlying Realized Losses on the Mortgage Loans allocable to the Underlying Certificates (and, correspondingly, to the Certificates). This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that none of the Grantor Trustee, the Paying Agent and the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee, the Paying Agent and the Certificate Registrar with respect thereto.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee, the Paying Agent and the Certificate Registrar with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates or the consent of the Swap Counterparty, or without the consent of the Holders of any of the Certificates but with the consent of the Swap Counterparty.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Class and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor, the Paying Agent and the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation with respect to the Underlying Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed.

Dated: September 5, 2006
                                JPMORGAN CHASE BANK, N.A.,
                                not in its individual capacity but solely as Grantor Trustee


                                By:
                                   ---------------------------------------
                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 as Certificate Registrar

                                 By:
                                    ---------------------------------------
                                    Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

        Dated:
                                ----------------------------------------------
                                Signature by or on behalf of assignor

                                ----------------------------------------------
                                Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________ for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to
_________________________________________________________. This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

                         FORM OF CLASS A-2B CERTIFICATE

         THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS MADE WITH RESPECT HERETO AND UNDERLYING REALIZED LOSSES ALLOCABLE TO THE UNDERLYING CERTIFICATES. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE GRANTOR TRUSTEE OR THE PAYING AGENT NAMED HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE PAYING AGENT, THE CERTIFICATE REGISTRAR, THE DEPOSITOR AND THE UNDERLYING SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE PAYING AGENT AND THE CERTIFICATE REGISTRAR, THAT THE PURCHASE OF THE CLASS A-2B CERTIFICATES ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER, THE UNDERLYING SECURITIES ADMINISTRATOR, THE UNDERLYING TRUSTEE, THE PAYING AGENT, THE CERTIFICATE REGISTRAR OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

         THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

Certificate No. __                           Adjustable Pass-Through Rate

Grantor Trust Class A-2B

Date of Grantor Trust Agreement:             Aggregate Initial Certificate
September 5, 2006                            Principal Balance of this
                                             Certificate as of the Cut-off
                                             Date: $100,000,000

Cut-off Date: August 1, 2006
First Distribution Date:                     Initial Certificate Principal
September 25, 2006                           Balance of this Certificate as
                                             of the  Cut-off  Date: $100,000,000
Assumed Final Distribution Date:             CUSIP: 86361H AD 6
August, 2036


         STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2006-AR7
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2006-AR7

                  evidencing a fractional undivided interest in the distributions allocable to the Grantor Trust Class A-2B Certificates with respect to a Trust Fund consisting primarily of the Underlying Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (the "Depositor"), the Paying Agent, the Certificate Registrar or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental entity or by the Depositor, the Paying Agent, the Certificate Registrar, the Grantor Trustee or any of their respective affiliates or any other person. None of the Depositor, the Master Servicer or the Grantor Trustee nor any of their respective affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") consisting primarily of the Class A-2B Certificates (the "Underlying Certificates") sold by the Depositor. The Trust Fund was created pursuant to the Grantor Trust Agreement, dated as of September 5, 2006 (the "Agreement"), among the Depositor, as depositor, Wells Fargo Bank, National Association, as paying agent (in such capacity, the Paying Agent") and certificate registrar (in such capacity, the "Certificate Registrar") and JPMorgan Chase Bank, N.A., as grantor trustee (the "Grantor Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Paying Agent will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month immediately following the month of the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Paying Agent in writing, as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Certificate Registrar for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Underlying Realized Losses on the Mortgage Loans allocable to the Underlying Certificates (and, correspondingly, to the Certificates). This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that none of the Grantor Trustee, the Paying Agent and the Certificate Registrar is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee, the Paying Agent and the Certificate Registrar with respect thereto.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee, the Paying Agent and the Certificate Registrar with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates or the consent of the Swap Counterparty, or without the consent of the Holders of any of the Certificates but with the consent of the Swap Counterparty.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Class and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor, the Paying Agent and the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee, the Paying Agent and the Certificate Registrar or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation with respect to the Underlying Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed.

Dated: September 5, 2006

                                JPMORGAN CHASE BANK, N.A.,
                                not in its individual capacity but solely as Grantor Trustee


                                By:
                                   ---------------------------------------
                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 as Certificate Registrar

                                 By:
                                    ---------------------------------------
                                    Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

        Dated:
                                ----------------------------------------------
                                Signature by or on behalf of assignor

                                ----------------------------------------------
                                Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________ for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to
_________________________________________________________. This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

                                    EXHIBIT B

                        Copies of Underlying Certificates

                             [provided upon request]

                                    EXHIBIT C

                                 Swap Agreement

                             [provided upon request]

                                    EXHIBIT D

                   Underlying Pooling and Servicing Agreement

                                    See Tab 5

                                               BEAR STEARNS CAPITAL MARKETS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                TEL 212-272-2000


DATE:                      September 5, 2006

TO:                        JPMorgan Chase Bank, N.A., not individually, but
                           solely as Grantor Trustee for Structured Asset
                           Mortgage Investments II Grantor Trust 2006-AR7
                           (the "Trust")
ATTENTION:                 Mirela Cabej
                           TELEPHONE: 1-212-623-4493
                           FACSIMILE: 1-212-623-5930

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):       CXSAM6AR71

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "TRANSACTION") between Bear Stearns Capital Markets Inc. ("BEAR STEARNS") and Structured Asset Mortgage Investments II Grantor Trust 2006-AR7 ("COUNTERPARTY"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "Master Agreement" (as defined below), with respect to the Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). The parties agree to negotiate, execute and deliver an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency--Cross Border) (the "FORM MASTER AGREEMENT"), together with the schedule thereto and any other related documents, each in form and substance as the parties shall in good faith agree (collectively, the "EXECUTED MASTER AGREEMENT"). In addition, the parties agree that until execution and delivery of the Executed Master Agreement, a Form Master Agreement, shall be deemed to have been executed and delivered by the parties on the Trade Date of the first transaction that by its terms is intended to be governed by a Master Agreement. All provisions contained in, or incorporated by reference to, the Form Master Agreement or the Executed Master Agreement (as applicable, the "MASTER AGREEMENT") shall govern the Transaction referenced in this Confirmation, except as expressly modified below. This Confirmation, together with all of the other documents confirming any and all Transactions entered into between us (regardless of which branch, if any, either of us has acted through) that by their terms are intended to be governed by a Master Agreement, shall supplement, form a part of and be subject to the Master Agreement. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 2 of 18


Transaction. Terms capitalized but not defined herein shall have the meaning ascribed to them in the Grantor Trust Agreement, dated as of September 5, 2006 (the "GRANTOR TRUST AGREEMENT") among Bear Stearns Asset Backed Securities I LLC, as depositor (the "DEPOSITOR"), Wells Fargo Bank, National Association (the "PAYING AGENT") and JPMorgan Chase Bank, N.A. (the "GRANTOR TRUSTEE").

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Trade Date:                     July 11, 2006

       Effective Date:                 September 5, 2006

       Notional Amount: For any Calculation Period, the Certificate Principal Balance of the Grantor Trust Certificates as of the close of business on the 25th day of the month in which such Calculation Period begins (or, if remittances on such Grantor Trust Certificates are not made on such day, as of the close of business on the next day on which such remittances are made).

       Termination                     Date: The earlier to occur of (a)
                                       the Distribution Date (as defined in
                                       the Underlying Pooling and Servicing
                                       Agreement) following the date on
                                       which the aggregate outstanding
                                       principal balance of the Underlying
                                       Reference Certificates is reduced to
                                       zero and the Deferred Interest
                                       Carry-Forward Balance is zero or (b)
                                       August 25, 2036, subject, in each
                                       case, to adjustment in accordance
                                       with the Business Day Convention.

       Grantor Trust Certificates:     The Class A-1B Certificates (as defined
                                       in the Grantor Trust Agreement).

       Underlying Reference
       Certificates:                   The  Class  A-1B  Certificates (as
                                       defined in the Underlying Pooling and
                                       Servicing Agreement).

       BEAR STEARNS FLOATING
       AMOUNTS:

              Floating Rate Payer:     Bear Stearns

              Floating Rate Payer
              Payment Dates:           Each Floating Rate Payer Period End Date.

              Floating Rate Payer
              Period End Dates: The 25th calendar day of each month during the Term of this Transaction, commencing September
                                       25, 2006 and ending on the
                                       Termination Date, subject to
                                       adjustment in accordance with the
                                       Business Day Convention.

              Floating Rate Option:    USD-LIBOR-BBA

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 3 of 18

              Designated Maturity:     One month

              Spread:                  0.205%.

              Floating Amount:         For the initial  Calculation  Period,
                                       zero. For each subsequent Calculation
                                       Period, an amount equal to the product
                                       of:

                                       (i)      the Notional Amount for such
                                                Calculation Period,

                                       (ii)     the excess, if any, of (1) the
                                                Floating Rate Option plus the
                                                Spread over (2) the lesser of
                                                (x) 10.50% and (y) the Net Rate
                                                Cap for the Mortgage Loans, and

                                       (iii)    the Floating Rate Day Count
                                                Fraction.

              Floating Rate
              Day Count Fraction:      Actual/360

              Reset Dates:             The first day of each Calculation Period

              Compounding:             Inapplicable

       ADDITIONAL BEAR STEARNS
       PAYMENT AMOUNTS:

              Additional Bear Stearns
              Payment Dates:           Each Floating Rate Payer Payment Date.

              Additional Bear Stearns
              Payment Amounts:         On each Additional Bear Stearns Payment
                                       Date, Bear Stearns shall pay to
                                       Counterparty an amount equal to any Net
                                       Deferred Interest allocated to the
                                       Certificate Principal Balance of the
                                       Underlying Reference Certificates in
                                       accordance with the definition of Net
                                       Deferred Interest in the Underlying
                                       Pooling and Servicing Agreement for the
                                       Distribution Date (as defined in the
                                       Underlying Pooling and Servicing
                                       Agreement) occurring on such Additional
                                       Bear Stearns Payment Date.

       COUNTERPARTY FIXED
       AMOUNTS:

              Fixed Rate Payer:        Counterparty

              Fixed Rate Payer
              Payment Dates:           Each Floating Rate Payer Payment Date

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 4 of 18

              Fixed Rate Payer
              Period End Dates:        Each Floating Rate Payer Period End Date.

              Fixed Rate:              0.085%.

              Fixed Rate Day
              Count Fraction:          Actual/360

       ADDITIONAL COUNTERPARTY PAYMENTS:

              Additional Counterparty
              Payment Dates:           Each Floating Rate Payer Payment Date.

              Additional Counterparty
              Payment                  Amounts #1: On each Additional
                                       Counterparty Payment Date,
                                       Counterparty shall pay to Bear
                                       Stearns an amount equal to the
                                       Basis Risk Shortfall Carry
                                       Forward Amount payable to the
                                       Underlying Reference
                                       Certificates for the
                                       Distribution Date (as defined
                                       in the Underlying Pooling and
                                       Servicing Agreement) occurring
                                       on such Additional Counterparty
                                       Payment Date.

              Additional Counterparty
              Payment Amounts #2:      On the initial Additional Counterparty
                                       Payment Date, zero and for each
                                       Additional Counterparty Payment Date
                                       thereafter, Counterparty shall pay to
                                       Bear Stearns an amount equal to the
                                       lesser of:

                                       (a)      the Deferred Interest Carry-
                                                Forward Balance for the previous
                                                Additional Counterparty Payment
                                                Date, and

                                       (b)      the amount distributed on the
                                                on the Distribution Date (as
                                                defined in the Underlying
                                                Pooling and Servicing Agreement)
                                                occurring on such Additional
                                                Counterparty Payment Date to the
                                                Underlying Reference
                                                Certificates in respect of (i)
                                                principal reducing the
                                                Certificate Principal Balance of
                                                the Underlying Reference
                                                Certificates and (ii) Unpaid
                                                Realized Loss Amounts.

              Deferred Interest
              Carry-Forward Balance:   For each Additional Counterparty
                                       Payment Date, an amount equal to
                                       the sum of:

                                       (a)  the Deferred Interest Carry-Forward
                                       Balance as of the preceding Payment Date
                                       (which for the initial Additional
                                       Counterparty Payment Date shall be deemed to be zero), plus (b) any Additional Bear Stearns Payment Amounts paid by Bear Stearns to Counterparty on such Additional Counterparty Payment Date less
                                       (c) any Additional Counterparty Payment
                                       Amounts #2 paid

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 5 of 18

                                       to Bear Stearns by the Counterparty on
                                       such Additional Counterparty Payment
                                       Date.

              Additional Counterparty
              Payment Amounts #3:      On each Additional Counterparty Payment

                                       Payment Date, Counterparty shall pay to
                                       Bear Stearns an amount equal to interest on the Deferred Interest Carry-Forward Balance as of the preceding Payment Date accrued from and including, the Floating Rate Payment Period End Date preceding such Additional Counterparty Payment Date to, but excluding, the Floating Rate Payment Period End Date for such Additional Counterparty Payment Date at a rate equal to the Pass-Through Rate (as defined in the Underlying Pooling and Servicing Agreement) for the Underlying Reference Certificates.

              Additional Counterparty
              Payment Amounts #4: On each Additional Counterparty Payment Date, Counterparty shall pay to Bear Stearns an amount equal to any Cap Contract Payment Amount for the Underlying Reference Certificates distributed to the Underlying Reference Certificates for the Distribution Date (as defined in the Underlying Pooling and Servicing Agreement) occurring on such Additional Counterparty Payment Date.

       Business Day Convention:    Following

       Business Days: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which (a) the New York Stock Exchange or Federal Reserve is closed or (b) banking institutions in New York City or in any of the jurisdictions in which the Trustee, the Master Servicer, the Servicer or the Securities Administrator (each as defined in the Underlying Pooling and Servicing Agreement) is located are authorized or obligated by law or executive order to be closed.

       Calculation Agent:          Bear Stearns

3.     Additional Provisions:      (a) Each party hereto is hereby advised and
                                   acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

                                   (b) On the second Business Day prior to each Floating Rate Payer Payment Date, the Paying Agent shall provide Bear

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 6 of 18

                                   Stearns with the amount and supporting
                                   calculations of any Bear Stearns Floating
                                   Amounts, Additional Bear Stearns Payment
                                   Amounts, Counterparty Fixed Amounts,
                                   Additional Counterparty Payment Amounts #1,
                                   Additional Counterparty Payment Amounts #2,
                                   Additional Counterparty Payment Amounts #3 and Additional Counterparty Payment Amounts #4, if any, to be paid on such Floating Rate Payer Payment Date. For the avoidance of doubt, Bear Stearns shall not be obligated to make any payment on a Floating Rate Payer Payment Date until it has received from the Paying Agent the information set forth in the preceding sentence.

                                   (c) Notwithstanding anything in Section 2(c) of the Form Master Agreement to the contrary, if on any date an amount would be owned by Bear Stearns to Counterparty after application of the netting provisions of
                                   Section 2(c) of the Form Master Agreement with respect to such date, subject to Section 3(c) above, Bear Stearns hereby agrees to remit such payment to Counterparty one Business Day prior to such date.

4.     Provisions Deemed Incorporated in a Schedule to the Form Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the Form Master Agreement will apply to any Transaction.

2)     Termination Provisions. For purposes of the Form Master Agreement:

(a) "Specified Entity" is not applicable to Bear Stearns or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to Bear Stearns or Counterparty for any purpose, and, accordingly, Section 5(a)(v) will not apply to Bear Stearns and will not apply to Counterparty.

(c) Section 5(a)(i) of the Form Master Agreement is hereby amended by deleting the word "third" therein and replacing it with the word "second."

(d) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to Bear Stearns and will not apply to Counterparty.

(e) "Credit Support Default" provisions of Section 5(a)(iii) will apply to Bear Stearns and will not apply to Counterparty.

(f) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 7 of 18


(g) The "Merger Without Assumption" provision of Section 5(a)(viii) will apply to Bear Stearns and will not apply to Counterparty.

(h) The "Cross Default" provision of Section 5(a)(vi) will not apply to Bear Stearns and will not apply to Counterparty.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(j) The "Bankruptcy" provision of Section 5(a)(vii)(2) will apply to Bear Stearns and will not apply to Counterparty.

(k) The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

(l) Payments on Early Termination. For the purpose of Section 6(e) of the Form Master Agreement:

       (i)    Market Quotation will apply.

       (ii)   The Second Method will apply.

(m)    "Termination Currency" means United States Dollars.

(n)    Additional Termination Events.

       (i) The following shall constitute an Additional Termination Event, upon which Counterparty will have the right to designate an Additional Termination Event, Bear Stearns will be the sole Affected Party and all Transactions hereunder will be Affected Transactions. For avoidance of doubt, the above remedy shall be the sole remedy available to Counterparty upon the occurrence of such Additional Termination Event.

       (a) After failing to satisfy the First Trigger Required Ratings, the failure by Bear Stearns to comply with Section 18(a) below; and

       (b) After failing to satisfy the Second Trigger Required Ratings, the failure by Bear Stearns to, within 30 days from such failure, at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 8 of 18


              shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

       (ii) The failure by Counterparty to comply with Section 16 below shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

3) Tax Representations. Bear Stearns represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4)     [Reserved]

5)     Documents to be Delivered. For the purpose of Section 4(a):

(1)    Tax forms, documents, or certificates to be delivered are:


PARTY REQUIRED TO DELIVER          FORM/DOCUMENT/                       DATE BY WHICH TO
DOCUMENT                           CERTIFICATE                          BE DELIVERED

Bear Stearns and                   Any document required or             Promptly after the earlier of (i)
the Counterparty                   reasonably requested to allow        reasonable demand by either party of
                                   the other party to make              (ii) learning that such form or
                                   payments under the Form Master       document is required
                                   Agreement without any deduction
                                   or withholding for  or on  the
                                   account of any Tax or with such
                                   deduction or withholding  at a
                                   reduced rate

(2)    Other documents to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                  REPRESENTATION

Bear Stearns and         Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of the Form
                         evidence the authority of       Master Agreement and
                         the delivering party            such Confirmation



Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 9 of 18


                         or its Credit Support Provider,
                         if any, for it to execute and
                         deliver the Form Master
                         Agreement, any Confirmation,
                         and any Credit Support
                         Documents to which it is a
                         party, and to evidence the
                         authority of the delivering
                         party or its Credit Support
                         Provider to perform its
                         obligations under the Form
                         Master Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

Bear Stearns and         A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of the Form
                         party, as to the incumbency     Master Agreement and
                         and authority of the            such Confirmation
                         respective officers of the
                         party signing the Form Master
                         Agreement, any relevant
                         Credit Support Document, or
                         any  Confirmation, as the
                         case may be

Bear Stearns             A copy of its most recent       Promptly after the
                         audited consolidated            request of by other
                         financial statements            Party


6)     Miscellaneous.

(a)    Address for Notices: For the purposes of Section 12(a) of the Form Master
Agreement:

         Contact details for notices or communications to Bear Stearns:

                  Tel: 212-272-9326
                  Fax: 212-272-0543
                  Attention: Credit Derivatives Department

                  (For all purposes)

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 10 of 18


         Contact details for notices or communications to the Counterparty:

                  JPMorgan Chase Bank, N.A.
                  4 New York Plaza, 6th Floor
                  New York, NY 10004
                  Attention: Worldwide Securities Services / Structured Finance
                             Services -  SAMI II Series 2006-AR7
                  Attention: Mirela Cabej
                  Facsimile: 212-623-5930
                  Phone: 212-623-4493

         With a copy to:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis,
                  Columbia, Maryland 21045
                  Attention: Client Manager, SAMI 2006-AR7
                  Facsimile: 410-715-2380
                  Phone: 410-884-2000

                  (For all purposes)

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 11 of 18

(b)    Process Agent. For the purpose of Section 13(c):

                         Bear Stearns appoints as its
                         Process Agent:                  Not Applicable

                         The Counterparty appoints as its
                         Process Agent:                  Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to the Form Master Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section and Bear Stearns agrees that, for purposes of Section 6(b) of the Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)    Multibranch Party. For the purpose of Section 10(c) of the Form Master
       Agreement:

       Bear Stearns is not a Multibranch Party.

       The Counterparty is not a Multibranch Party.

(e)    Calculation Agent. The Calculation Agent is Bear Stearns.

(f)    Credit Support Document.

       Bear Stearns:  Guaranty (the "Guaranty") of The Bear Stearns Companies
       Inc.

       The Counterparty:  Not Applicable

(g)    Credit Support Provider.

       Bear Stearns:     The Bear Stearns Companies Inc.

       The Counterparty: Not Applicable

(h) Governing Law. The parties to the Form Master Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402

(i) Severability. If any term, provision, covenant, or condition of the Form Master Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the Form Master Agreement had been executed with the invalid or unenforceable portion eliminated, so long as the Form Master Agreement as so modified continues to express, without material change, the original intentions of

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 12 of 18


the parties as to the subject matter of the Form Master Agreement and the deletion of such portion of the Form Master Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to the Form Master Agreement or any Credit Support Document.

7) Affiliate. Notwithstanding the definition of Affiliate in Section 14 of the Form Master Agreement, for purposes hereof each party will be deemed not to have any Affiliates.

8) Relationship Between Parties. Section 3 of the Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

       "(g) Relationship Between Parties.

       Each party represents to the other party on each date when it enters into a Transaction that:

             (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in the Form Master Agreement or the Confirmation in respect of that Transaction.

             (2)   Evaluation and Understanding.

                   (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                   (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

             (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 13 of 18


             (4) Principal. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction."

9) Proceedings. Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Grantor Trust Certificates and the Underlying Reference Certificates.

10) Set-off. Notwithstanding any provision of the Form Master Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.

11) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each Rating Agency has been provided prior notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Grantor Trust Certificates as a result of such transfer, amendment, waiver, supplement, assignment or other modification; provided that upon notice to the Rating Agencies, Bear Stearns may transfer the Transaction(s) pursuant to the Form Master Agreement and all of its interests in such Transaction(s) and all of its Obligations in or under the Form Master Agreement to its Credit Support Provider or any affiliates thereof, and if such transfer is to an entity other than its Credit Support Provider, Bear Stearns will furnish to Counterparty a Guaranty of such Credit Support Provider which guarantees all of such transferee's Obligations in the form of the Guaranty of the Credit Support Provider of Bear Stearns delivered in connection with the Form Master Agreement (other than the name of the guaranteed party, the effective date and the date of such guaranty). Upon such transfer, Bear Stearns will be fully released from any and all Obligations and liabilities related to the interests assigned.

 12) Limited Recourse Non-petition. The liability of the Counterparty in relation to the Form Master Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Fund (as defined in the Grantor Trust Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Grantor Trust Agreement. Upon application of all of the assets in the Trust Fund (and proceeds thereon) in accordance with the Grantor Trust Agreement, Bear Stearns shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

13) Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 14 of 18


other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Form Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

14) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

15) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by the Counterparty, not individually or personally but solely as the Grantor Trustee for the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representation, undertakings and agreements herein made on part of the Trust are made and intended not as personal representations, undertakings and agreements by the Counterparty but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Counterparty, individually or personally, to perform any convenient either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall the Counterparty be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this letter agreement.

16) Amendments to Grantor Trust Agreement and Underlying Pooling and Servicing Agreement. Without the prior written consent of Bear Stearns, Counterparty shall not (i) amend the Grantor Trust Agreement or enter into any amendment or supplemental agreement to the Grantor Trust Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or under the Grantor Trust Agreement or (ii) consent to any amendment or supplemental agreement to the Underlying Pooling and Servicing Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or on the interests of a holder of the Underlying Reference Certificates under the Underlying Pooling and Servicing Agreement. Counterparty will furnish to Bear Stearns a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any.

17) Permitted Security Interest. For purposes of Section 7 of the Form Master Agreement, Bear Stearns hereby consents to the Permitted Security Interest.

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 15 of 18


       "Permitted Security Interest" means the collateral assignment by Counterparty of the Swap Collateral to the Indenture Trustee pursuant to the Indenture, and the granting to the Indenture Trustee of a security interest in the Swap Collateral pursuant to the Indenture.

       "Swap Collateral" means all right, title and interest of Counterparty in the Form Master Agreement, each Transaction hereunder, and all present and future amounts payable by Bear Stearns to Counterparty under or in connection with the Form Master Agreement or any Transaction governed by the Form Master Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

(18) (a) If Bear Stearns (or its guarantor) fails to have the First Trigger Required Ratings, Bear Stearns shall (within 30 days from such failure), at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) post collateral to Counterparty to secure Bear Stearns' obligations under the Form Master Agreement in such amount that the Rating Agencies confirm in writing will be sufficient to maintain the rating on the Grantor Trust Certificates, (iii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iv) take such other steps that satisfies the Rating Agency Condition.

       (b) If Bear Stearns (or its guarantor) fails to have the Second Trigger Required Ratings, Bear Stearns shall, within 10 days from such failure, at its own expense, seek to (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

       As used herein:

             "FIRST TRIGGER REQUIRED RATINGS" shall mean, with respect to any entity (a) either (i) the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least `A-1' by S&P or (ii) if such entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 16 of 18

             such entity (or its Credit Support Provider) are rated at least 'A+' by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A-1' by Moody's (and if rated 'A-1' by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least `P-1' by Moody's (and if rated 'P-1' by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such entity (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'Aa3' by Moody's (and if rated `Aa3' by Moody's, such rating is not on watch for possible downgrade).

             "SECOND TRIGGER REQUIRED RATINGS" shall mean, with respect to any entity (a) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'BBB-' by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A3' by Moody's (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least 'P-2' by Moody's (and such rating is not on watch for possible downgrade) or (ii) if such entity (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least 'A2' by Moody's.

             "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of Rating Agency then providing a rating of the Grantor Trust Certificates and receive from each Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Grantor Trust Certificates.

5.  Account Details and
Settlement information:    Payments to Bear Stearns:
                           Citibank, N.A., New York
                           ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                           Account Number: 0925-3186, for further credit to Bear Stearns Capital Markets
                           Sub-account Number: 101-90012-11
                           Attention: Derivatives Operations

                           Payments to Counterparty:

Reference Number: CXSAM6AR71
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 17 of 18

                           Wells Fargo Bank, National Association
                           San Francisco, CA
                           ABA: 121-000-248
                           A/C: 3970771416
                           Account Name: SAS Clearing
                           For Further Credit to: 50937603, SAMI 06-AR7
                                                  Swap Account


This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS CAPITAL MARKETS INC.



By:    /s/ Catherine Magnus
       -----------------------------
       Name:   Catherine Magnus
       Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2006-AR7 By: JPMorgan Chase Bank, N.A., not individually, but solely as Grantor Trustee



By:    /s/ Mirela Cabej
       -----------------------------
       Name:   Mirela Cabej
       Title:  Trust Officer

With respect to Section 3(b) herein:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent



By:    /s/ Stacey M. Taylor
       -----------------------------
       Name:   Stacey M. Taylor
       Title:  Vice President

                                               BEAR STEARNS CAPITAL MARKETS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                TEL 212-272-2000


DATE:                      September 5, 2006

TO:                        JPMorgan Chase Bank, N.A., not individually, but
                           solely as Grantor Trustee for Structured Asset
                           Mortgage Investments II Grantor Trust 2006-AR7
                           (the "Trust")
ATTENTION:                 Mirela Cabej
                           TELEPHONE: 1-212-623-4493
                           FACSIMILE: 1-212-623-5930

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):       CXSAM6AR71

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "TRANSACTION") between Bear Stearns Capital Markets Inc. ("BEAR STEARNS") and Structured Asset Mortgage Investments II Grantor Trust 2006-AR7 ("COUNTERPARTY"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "Master Agreement" (as defined below), with respect to the Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). The parties agree to negotiate, execute and deliver an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency--Cross Border) (the "FORM MASTER AGREEMENT"), together with the schedule thereto and any other related documents, each in form and substance as the parties shall in good faith agree (collectively, the "EXECUTED MASTER AGREEMENT"). In addition, the parties agree that until execution and delivery of the Executed Master Agreement, a Form Master Agreement, shall be deemed to have been executed and delivered by the parties on the Trade Date of the first transaction that by its terms is intended to be governed by a Master Agreement. All provisions contained in, or incorporated by reference to, the Form Master Agreement or the Executed Master Agreement (as applicable, the "MASTER AGREEMENT") shall govern the Transaction referenced in this Confirmation, except as expressly modified below. This Confirmation, together with all of the other documents confirming any and all Transactions entered into between us (regardless of which branch, if any, either of us has acted through) that by their terms are intended to be governed by a Master Agreement, shall supplement, form a part of and be subject to the Master Agreement. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this

                                               BEAR STEARNS CAPITAL MARKETS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                TEL 212-272-2000



DATE:                       September 5, 2006

TO:                         JPMorgan Chase Bank, N.A., not individually, but
                            solely as Grantor Trustee for Structured Asset
                            Mortgage Investments II Grantor Trust 2006-AR7
                            (the "Trust")
ATTENTION:                  Mirela Cabej
TELEPHONE:                  1-212-623-4493
FACSIMILE:                  1-212-623-5930

FROM:                       Derivatives Documentation
TELEPHONE:                  212-272-2711
FACSIMILE:                  212-272-9857

SUBJECT:                    Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):        CXSAM6AR72

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "TRANSACTION") between Bear Stearns Capital Markets Inc. ("BEAR STEARNS") and Structured Asset Mortgage Investments II Grantor Trust 2006-AR7 ("COUNTERPARTY"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "Master Agreement" (as defined below), with respect to the Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). The parties agree to negotiate, execute and deliver an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency--Cross Border) (the "FORM MASTER AGREEMENT"), together with the schedule thereto and any other related documents, each in form and substance as the parties shall in good faith agree (collectively, the "EXECUTED MASTER AGREEMENT"). In addition, the parties agree that until execution and delivery of the Executed Master Agreement, a Form Master Agreement, shall be deemed to have been executed and delivered by the parties on the Trade Date of the first transaction that by its terms is intended to be governed by a Master Agreement. All provisions contained in, or incorporated by reference to, the Form Master Agreement or the Executed Master Agreement (as applicable, the "MASTER AGREEMENT") shall govern the Transaction referenced in this Confirmation, except as expressly modified below. This Confirmation, together with all of the other documents confirming any and all Transactions entered into between us (regardless of which branch, if any, either of us has acted through) that by their terms are intended to be governed by a Master Agreement, shall supplement, form a part of and be subject to the Master Agreement. In the event of any inconsistency between the provisions of this Confirmation

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 2 of 18


and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meaning ascribed to them in the Grantor Trust Agreement, dated as of September 5, 2006 (the "GRANTOR TRUST AGREEMENT") among Bear Stearns Asset Backed Securities I LLC, as depositor (the "DEPOSITOR"), Wells Fargo Bank, National Association (the "PAYING AGENT") and JPMorgan Chase Bank, N.A. (the "GRANTOR TRUSTEE").

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Trade Date:                          July 11, 2006

       Effective Date:                      September 5, 2006

       Notional Amount: For any Calculation Period, the Certificate Principal Balance of the Grantor Trust Certificates as of the close of business on the 25th day of the month in which such Calculation Period begins (or, if remittances on such Grantor Trust Certificates are not made on such day, as of the close of business on the next day on which such remittances are made).

       Termination                          Date: The earlier to occur of (a)
                                            the Distribution Date (as defined in
                                            the Underlying Pooling and Servicing
                                            Agreement) following the date on
                                            which the aggregate outstanding
                                            principal balance of the Underlying
                                            Reference Certificates is reduced to
                                            zero and the Deferred Interest
                                            Carry-Forward Balance is zero or (b)
                                            August 25, 2036, subject, in each
                                            case, to adjustment in accordance
                                            with the Business Day Convention.

       Grantor Trust Certificates:          The Class A-2B Certificates (as
                                            defined in the Grantor Trust
                                            Agreement).


       Underlying Reference
       Certificates:                        The Class A-2B Certificates (as
                                            defined in the Underlying Pooling
                                            and Servicing Agreement).

       BEAR STEARNS FLOATING
       AMOUNTS:

              Floating Rate Payer:          Bear Stearns

              Floating Rate Payer
              Payment Dates:                Each Floating Rate Payer Period End
                                            Date.

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of each month
                                            during the Term of this
                                            Transaction, commencing September
                                            25, 2006 and ending on the
                                            Termination Date, subject to
                                            adjustment in

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 3 of 18


                                            accordance with the Business Day
                                            Convention.

              Floating Rate Option:         USD-LIBOR-BBA

              Designated Maturity:          One month

              Spread:                       0.235%

              Floating Amount:              For the initial Calculation Period,
                                            zero. For each subsequent
                                            Calculation Period, an amount equal
                                            to the product of:

                                            (i)  the Notional Amount for such
                                                 Calculation Period,

                                            (ii) the excess, if any, of (1) the
                                                 Floating Rate Option plus the
                                                 Spread over (2) the lesser of
                                                 (x) 10.50% and (y) the Net
                                                 Rate Cap for the Mortgage
                                                 Loans, and

                                            (iii) the Floating Rate Day Count
                                                 Fraction.

              Floating Rate
              Day Count Fraction:           Actual/360

              Reset Dates:                  The first day of each Calculation
                                            Period

              Compounding:                  Inapplicable

       ADDITIONAL BEAR STEARNS
       PAYMENT AMOUNTS:

              Additional Bear Stearns
              Payment Dates:                Each Floating Rate Payer Payment
                                            Date.

              Additional Bear Stearns
              Payment Amounts:              On each Additional Bear Stearns
                                            Payment Date, Bear Stearns shall
                                            pay to Counterparty an amount equal
                                            to any Net Deferred Interest
                                            allocated to the Certificate
                                            Principal Balance of the Underlying
                                            Reference Certificates in
                                            accordance with the definition of
                                            Net Deferred Interest in the
                                            Underlying Pooling and Servicing
                                            Agreement for the Distribution Date
                                            (as defined in the Underlying
                                            Pooling and Servicing Agreement)
                                            occurring on such Additional Bear
                                            Stearns Payment Date.

       COUNTERPARTY FIXED
       AMOUNTS:

              Fixed Rate Payer:             Counterparty

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 4 of 18


              Fixed Rate Payer
              Payment Dates:                Each Floating Rate Payer Payment
                                            Date

              Fixed Rate Payer
              Period End Dates:             Each Floating Rate Payer Period End
                                            Date.

              Fixed Rate:                   0.085%

              Fixed Rate Day
              Count Fraction:               Actual/360

       ADDITIONAL COUNTERPARTY PAYMENTS:

              Additional Counterparty
              Payment Dates:                Each Floating Rate Payer Payment
                                            Date.

              Additional Counterparty
              Payment                       Amounts #1: On each Additional
                                            Counterparty Payment Date,
                                            Counterparty shall pay to Bear
                                            Stearns an amount equal to the
                                            Basis Risk Shortfall Carry
                                            Forward Amount payable to the
                                            Underlying Reference
                                            Certificates for the
                                            Distribution Date (as defined
                                            in the Underlying Pooling and
                                            Servicing Agreement) occurring
                                            on such Additional Counterparty
                                            Payment Date.

              Additional Counterparty
              Payment Amounts #2:           On the initial Additional
                                            Counterparty Payment Date, zero and
                                            for each Additional Counterparty
                                            Payment Date thereafter,
                                            Counterparty shall pay to Bear
                                            Stearns an amount equal to the
                                            lesser of

                                                 (a)  the Deferred Interest
                                                      Carry-Forward Balance for
                                                      the previous Additional
                                                      Counterparty Payment
                                                      Date, and

                                                 (b)  the amount distributed on
                                                      the Distribution Date (as
                                                      defined in the Underlying
                                                      Pooling and Servicing
                                                      Agreement) occurring on
                                                      such Additional
                                                      Counterparty Payment Date
                                                      to the Underlying
                                                      Reference Certificates in
                                                      respect of (i) principal
                                                      reducing the Certificate
                                                      Principal Balance of the
                                                      Underlying Reference
                                                      Certificates and (ii)
                                                      Unpaid Realized Loss
                                                      Amounts.

              Deferred Interest
              Carry-Forward Balance:        For each Additional Counterparty
                                            Payment Date, an amount equal to
                                            the sum of:

                                            (a) the Deferred Interest
                                            Carry-Forward Balance as of the
                                            preceding Payment Date (which
                                            for the initial

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 5 of 18

                                            Additional Counterparty Payment
                                            Date shall be deemed to be zero),
                                            plus (b) any Additional Bear
                                            Stearns Payment Amounts paid by
                                            Bear Stearns to Counterparty on
                                            such Additional Counterparty
                                            Payment Date less (c) any
                                            Additional Counterparty Payment
                                            Amounts #2 paid to Bear Stearns by
                                            the Counterparty on such Additional
                                            Counterparty Payment Date.

              Additional Counterparty
              Payment Amounts #3:           On each Additional Counterparty
                                            Payment Date, Counterparty shall
                                            pay to Bear Stearns an amount equal
                                            to interest on the Deferred
                                            Interest Carry-Forward Balance as
                                            of the preceding Payment Date
                                            accrued from and including, the
                                            Floating Rate Payment Period End
                                            Date preceding such Additional
                                            Counterparty Payment Date to, but
                                            excluding, the Floating Rate
                                            Payment Period End Date for such
                                            Additional Counterparty Payment
                                            Date at a rate equal to the
                                            Pass-Through Rate (as defined in
                                            the Underlying Pooling and
                                            Servicing Agreement) for the
                                            Underlying Reference Certificates.

              Additional Counterparty
              Payment                       Amounts #4: On each Additional
                                            Counterparty Payment Date,
                                            Counterparty shall pay to Bear
                                            Stearns an amount equal to any
                                            Cap Contract Payment Amount for
                                            the Underlying Reference
                                            Certificates distributed to the
                                            Underlying Reference
                                            Certificates for the
                                            Distribution Date (as defined
                                            in the Underlying Pooling and
                                            Servicing Agreement) occurring
                                            on such Additional Counterparty
                                            Payment Date.

       Business Day Convention:             Following

       Business Days:                       Any day other than (i) a Saturday
                                            or a Sunday, or (ii) a day on which
                                            (a) the New York Stock Exchange or
                                            Federal Reserve is closed or (b)
                                            banking institutions in New York
                                            City or in any of the jurisdictions
                                            in which the Trustee, the Master
                                            Servicer, the Servicer or the
                                            Securities Administrator (each as
                                            defined in the Underlying Pooling
                                            and Servicing Agreement) is located
                                            are authorized or obligated by law
                                            or executive order to be closed.

       Calculation Agent:                   Bear Stearns

3.     Additional Provisions:               (a) Each party hereto is hereby
                                            advised and acknowledges that the
                                            other party has engaged in (or
                                            refrained from engaging in)
                                            substantial financial transactions
                                            and has taken (or refrained from
                                            taking) other material actions in
                                            reliance upon the entry by the
                                            parties into the Transaction being
                                            entered into on the terms and
                                            conditions set forth herein and in
                                            the Confirmation relating to such
                                            Transaction, as

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 6 of 18

                                            applicable. This paragraph shall be
                                            deemed repeated on the trade date
                                            of each Transaction.

                                            (b) On the second Business Day prior
                                            to each Floating Rate Payer Payment
                                            Date, the Paying Agent shall provide
                                            Bear Stearns with the amount and
                                            supporting calculations of any Bear
                                            Stearns Floating Amounts, Additional
                                            Bear Stearns Payment Amounts,
                                            Counterparty Fixed Amounts,
                                            Additional Counterparty Payment
                                            Amounts #1, Additional Counterparty
                                            Payment Amounts #2, Additional
                                            Counterparty Payment Amounts #3 and
                                            Additional Counterparty Payment
                                            Amounts #4, if any, to be paid on
                                            such Floating Rate Payer Payment
                                            Date. For the avoidance of doubt,
                                            Bear Stearns shall not be obligated
                                            to make any payment on a Floating
                                            Rate Payer Payment Date until it has
                                            received from the Paying Agent the
                                            information set forth in the
                                            preceding sentence.

                                            (c) Notwithstanding anything in
                                            Section 2(c) of the Form Master
                                            Agreement to the contrary, if on any
                                            date an amount would be owned by
                                            Bear Stearns to Counterparty after
                                            application of the netting
                                            provisions of Section 2(c) of the
                                            Form Master Agreement with respect
                                            to such date, subject to Section
                                            3(c) above, Bear Stearns hereby
                                            agrees to remit such payment to
                                            Counterparty one Business Day prior
                                            to such date.

4. Provisions Deemed Incorporated in a Schedule to the Form Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Form Master Agreement:

(a) "Specified Entity" is not applicable to Bear Stearns or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to Bear Stearns or Counterparty for any purpose, and, accordingly, Section 5(a)(v) will not apply to Bear Stearns and will not apply to Counterparty.

(c) Section 5(a)(i) of the Form Master Agreement is hereby amended by deleting the word "third" therein and replacing it with the word "second."

(d) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to Bear Stearns and will not apply to Counterparty.

(e) "Credit Support Default" provisions of Section 5(a)(iii) will apply to Bear Stearns and will not apply to Counterparty.

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 7 of 18


(f) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(g) The "Merger Without Assumption" provision of Section 5(a)(viii) will apply to Bear Stearns and will not apply to Counterparty.

(h) The "Cross Default" provision of Section 5(a)(vi) will not apply to Bear Stearns and will not apply to Counterparty.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(j) The "Bankruptcy" provision of Section 5(a)(vii)(2) will apply to Bear Stearns and will not apply to Counterparty.

(k) The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

(l) Payments on Early Termination. For the purpose of Section 6(e) of the Form Master Agreement:

         (i) Market Quotation will apply.

         (ii) The Second Method will apply.

(m) "Termination Currency" means United States Dollars.

(n) Additional Termination Events.

         (i) The following shall constitute an Additional Termination Event, upon which Counterparty will have the right to designate an Additional Termination Event, Bear Stearns will be the sole Affected Party and all Transactions hereunder will be Affected Transactions. For avoidance of doubt, the above remedy shall be the sole remedy available to Counterparty upon the occurrence of such Additional Termination Event.

               (a) After failing to satisfy the First Trigger Required Ratings, the failure by Bear Stearns to comply with Section 18(a) below; and

               (b) After failing to satisfy the Second Trigger Required Ratings, the failure by Bear Stearns to, within 30 days from such failure, at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 8 of 18



                    Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

         (ii) The failure by Counterparty to comply with Section 16 below shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

3) Tax Representations. Bear Stearns represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER DOCUMENT    FORM/DOCUMENT/                             DATE BY WHICH TO
                                      CERTIFICATE                                BE DELIVERED

Bear Stearns and                      Any document required or reasonably        Promptly after the earlier of (i)
the Counterparty                      requested to allow the other party to      reasonable demand by either party or
                                      make payments under the Form Master        (ii) learning that such form or document
                                      Agreement without any deduction or         is required
                                      withholding for or on the account of any
                                      Tax or with such deduction or
                                      withholding at a reduced rate

(2) Other documents to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D) REPRESENTATION
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED

Bear Stearns and         Any documents                   Upon the execution and        Yes


Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 9 of 18

PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D) REPRESENTATION
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED

the Counterparty         required by the receiving       delivery of the Form
                         party to evidence the authority Master Agreement and such
                         of the delivering party or its  Confirmation
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver the Form Master
                         Agreement, any Confirmation
                         , and any Credit Support
                         Documents to which it is a
                         party, and to evidence the
                         authority of the delivering
                         party or its Credit Support
                         Provider to perform its
                         obligations under the Form
                         Master Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

Bear Stearns and         A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of the Form
                         party, as to the incumbency     Master Agreement and such
                         and authority of the            Confirmation
                         respective officers of the
                         party signing the Form Master
                         Agreement, any relevant
                         Credit Support Document, or
                         any  Confirmation, as the
                         case may be

Bear Stearns             A copy of its most recent       Promptly after the request
                         audited consolidated            of by other Party
                         financial statements

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 10 of 18


6)  Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a) of the Form Master
Agreement:

         Contact details for notices or communications to Bear Stearns:

                  Tel: 212-272-9326
                  Fax: 212-272-0543
                  Attention: Credit Derivatives Department

                  (For all purposes)

         Contact details for notices or communications to the Counterparty:

                  JPMorgan Chase Bank, N.A.
                  4 New York Plaza, 6th Floor
                  New York, NY 10004
                  Attention: Worldwide Securities Services /
                             Structured Finance Services -
                             SAMI II Series 2006-AR7
                  Attention: Mirela Cabej
                  Facsimile: 212-623-5930
                  Phone: 212-623-4493

         With a copy to:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis,
                  Columbia, Maryland 21045
                  Attention: Client Manager, SAMI 2006-AR7
                  Facsimile: 410-715-2380
                  Phone: 410-884-2000


                  (For all purposes)

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 11 of 18

(b) Process Agent. For the purpose of Section 13(c):

                           Bear Stearns appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to the Form Master Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section and Bear Stearns agrees that, for purposes of Section 6(b) of the Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)      Multibranch Party. For the purpose of Section 10(c) of the Form Master
         Agreement:

         Bear Stearns is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Bear Stearns.

(f) Credit Support Document.

          Bear Stearns: Guaranty (the "Guaranty") of The Bear Stearns Companies Inc.

          The Counterparty:  Not Applicable

(g) Credit Support Provider.

         Bear Stearns:     The Bear Stearns Companies Inc.

         The Counterparty: Not Applicable

(h) Governing Law. The parties to the Form Master Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402

(i) Severability. If any term, provision, covenant, or condition of the Form Master Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the Form Master Agreement had been executed with the invalid or unenforceable portion eliminated, so long as the Form Master Agreement as so modified continues to express, without material change, the original intentions of

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 12 of 18


the parties as to the subject matter of the Form Master Agreement and the deletion of such portion of the Form Master Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to the Form Master Agreement or any Credit Support Document.

7) Affiliate. Notwithstanding the definition of Affiliate in Section 14 of the Form Master Agreement, for purposes hereof each party will be deemed not to have any Affiliates.

8) Relationship Between Parties. Section 3 of the Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g) Relationship Between Parties.

              Each party represents to the other party on each date when it enters into a Transaction that:

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in the Form Master Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                           (i) It has the capacity to evaluate (internally or
through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                           (ii) It understands the terms, conditions and risks
of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 13 of 18


                  (4) Principal. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction."

       9) Proceedings. Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Grantor Trust Certificates and the Underlying Reference Certificates.

10) Set-off. Notwithstanding any provision of the Form Master Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.

11) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each Rating Agency has been provided prior notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Grantor Trust Certificates as a result of such transfer, amendment, waiver, supplement, assignment or other modification; provided that upon notice to the Rating Agencies, Bear Stearns may transfer the Transaction(s) pursuant to the Form Master Agreement and all of its interests in such Transaction(s) and all of its Obligations in or under the Form Master Agreement to its Credit Support Provider or any affiliates thereof, and if such transfer is to an entity other than its Credit Support Provider, Bear Stearns will furnish to Counterparty a Guaranty of such Credit Support Provider which guarantees all of such transferee's Obligations in the form of the Guaranty of the Credit Support Provider of Bear Stearns delivered in connection with the Form Master Agreement (other than the name of the guaranteed party, the effective date and the date of such guaranty). Upon such transfer, Bear Stearns will be fully released from any and all Obligations and liabilities related to the interests assigned.

 12) Limited Recourse Non-petition. The liability of the Counterparty in relation to the Form Master Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Fund (as defined in the Grantor Trust Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Grantor Trust Agreement. Upon application of all of the assets in the Trust Fund (and proceeds thereon) in accordance with the Grantor Trust Agreement, Bear Stearns shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

13) Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 14 of 18


other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Form Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

14) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

15) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by the Counterparty, not individually or personally but solely as the Grantor Trustee for the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representation, undertakings and agreements herein made on part of the Trust are made and intended not as personal representations, undertakings and agreements by the Counterparty but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Counterparty, individually or personally, to perform any convenient either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall the Counterparty be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this letter agreement.

16) Amendments to Grantor Trust Agreement and Underlying Pooling and Servicing Agreement. Without the prior written consent of Bear Stearns, Counterparty shall not (i) amend the Grantor Trust Agreement or enter into any amendment or supplemental agreement to the Grantor Trust Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or under the Grantor Trust Agreement or (ii) consent to any amendment or supplemental agreement to the Underlying Pooling and Servicing Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or on the interests of a holder of the Underlying Reference Certificates under the Underlying Pooling and Servicing Agreement. Counterparty will furnish to Bear Stearns a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any.

17) Permitted Security Interest. For purposes of Section 7 of the Form Master Agreement, Bear Stearns hereby consents to the Permitted Security Interest.

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 15 of 18

         "Permitted Security Interest" means the collateral assignment by Counterparty of the Swap Collateral to the Indenture Trustee pursuant to the Indenture, and the granting to the Indenture Trustee of a security interest in the Swap Collateral pursuant to the Indenture.

         "Swap Collateral" means all right, title and interest of Counterparty in the Form Master Agreement, each Transaction hereunder, and all present and future amounts payable by Bear Stearns to Counterparty under or in connection with the Form Master Agreement or any Transaction governed by the Form Master Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

(18) (a) If Bear Stearns (or its guarantor) fails to have the First Trigger Required Ratings, Bear Stearns shall (within 30 days from such failure), at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) post collateral to Counterparty to secure Bear Stearns' obligations under the Form Master Agreement in such amount that the Rating Agencies confirm in writing will be sufficient to maintain the rating on the Grantor Trust Certificates, (iii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iv) take such other steps that satisfies the Rating Agency Condition.

         (b) If Bear Stearns (or its guarantor) fails to have the Second Trigger Required Ratings, Bear Stearns shall, within 10 days from such failure, at its own expense, seek to (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns' obligations under the Form Master Agreement with a form of guaranty satisfying the Rating Agency Condition; provided that if such form of guaranty is identical to the Guaranty (other than the name of the guarantor, the effective date and the date of such guaranty), satisfaction of the Rating Agency Condition shall not be required and Bear Stearns shall provide a copy of such guaranty to each Rating Agency then rating the Grantor Trust Certificates or (iii) take such other steps that satisfies the Rating Agency Condition.

         As used herein:

                  "FIRST TRIGGER REQUIRED RATINGS" shall mean, with respect to any entity (a) either (i) the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least `A-1' by S&P or (ii) if such entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 16 of 18


                  such entity (or its Credit Support Provider) are rated at least `A+' by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `A-1' by Moody's (and if rated `A-1' by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least `P-1' by Moody's (and if rated `P-1' by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such entity (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `Aa3' by Moody's (and if rated `Aa3' by Moody's, such rating is not on watch for possible downgrade).

                  "SECOND TRIGGER REQUIRED RATINGS" shall mean, with respect to any entity (a) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `BBB-` by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `A3' by Moody's (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least `P-2' by Moody's (and such rating is not on watch for possible downgrade) or (ii) if such entity (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least `A2' by Moody's.

                  "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of Rating Agency then providing a rating of the Grantor Trust Certificates and receive from each Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Grantor Trust Certificates.


5.  Account Details and
Settlement information:             Payments to Bear Stearns:
                                    Citibank, N.A., New York
                                    ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                    Account Number: 0925-3186, for further
                                    credit to
                                    Bear Stearns Capital Markets
                                    Sub-account Number: 101-90012-11
                                    Attention: Derivatives Operations

                                    Payments to Counterparty:

Reference Number: CXSAM6AR72
Structured Asset Mortgage Investments II Grantor Trust 2006-AR7
September 5, 2006
Page 17 of 18


                                    Wells Fargo Bank, National Association
                                    San Francisco, CA
                                    ABA: 121-000-248
                                    A/C: 3970771416
                                    Account Name: SAS Clearing
                                    For Further Credit to: 50937603,
                                    SAMI 06-AR7 Swap Account


This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS CAPITAL MARKETS INC.



By:    /s/ Catherine Magnus
       ------------------------------
       Name:   Catherine Magnus
       Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II GRANTOR TRUST 2006-AR7 By: JPMorgan Chase Bank, N.A., not individually, but solely as Grantor Trustee



By:    /s/ Mirela Cabej
       ------------------------------
       Name:   Mirela Cabej
       Title:  Trust Officer

With respect to Section 3(b) herein:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent


By:    /s/ Stacey M. Taylor
       ------------------------------
       Name:   Stacey M. Taylor
       Title:  Vice President